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                                                                    Exhibit 10.1

                              MICHAELS STORES, INC.

                              EMPLOYEES 401(K) PLAN


               (AS AMENDED AND RESTATED EFFECTIVE AUGUST 1, 1999)




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                                TABLE OF CONTENTS

                                 P R E A M B L E

                                    ARTICLE 1
                                   DEFINITIONS


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
1.1      Account..................................................................................................2
1.2      Account Balance..........................................................................................2
1.3      Actual Deferral Percentage...............................................................................2
1.4      Adjustment Factor........................................................................................2
1.5      Administration Committee.................................................................................2
1.6      Average Actual Deferral Percentage.......................................................................2
1.7      Average Contribution Percentage..........................................................................2
1.8      Beneficiary..............................................................................................2
1.9      Board....................................................................................................2
1.10     Code.....................................................................................................2
1.11     Company..................................................................................................3
1.12     Compensation.............................................................................................3
1.13     Contribution Percentage..................................................................................4
1.14     Effective Date...........................................................................................4
1.15     Employee.................................................................................................4
1.16     Employee Contributions...................................................................................6
1.17     Employee Contribution Account............................................................................6
1.18     Employer.................................................................................................6
1.19     Employer Matching Contributions..........................................................................6
1.20     Employer Matching Contribution Account...................................................................6
1.21     Employment Commencement Date.............................................................................6
1.22     ERISA....................................................................................................6
1.23     Excess Aggregate Contributions...........................................................................6
1.24     Excess Contributions.....................................................................................6
1.25     Excess Deferrals.........................................................................................6
1.26     Family Member............................................................................................7
1.27     Highly Compensated Employee..............................................................................7
1.28     Hour of Service..........................................................................................8
1.29     Investment Committee....................................................................................10
1.30     Leave of Absence........................................................................................10
1.31     Limitation Year.........................................................................................10
1.32     Normal Retirement Date..................................................................................10
1.33     Nonhighly Compensated Employee..........................................................................10
1.34     One-Year Break in Service...............................................................................10
1.35     Participant.............................................................................................11
1.36     Period of Absence.......................................................................................11
1.37     Plan....................................................................................................11
1.38     Plan Year...............................................................................................11
1.39     Prior Plan Account......................................................................................11

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1.40     Rollover Contributions..................................................................................11
1.41     Rollover Contribution Account...........................................................................11
1.42     Salary Reduction Contribution Election..................................................................11
1.43     Salary Reduction Contribution Account...................................................................11
1.44     Salary Reduction Contributions..........................................................................11
1.45     Termination Date........................................................................................11
1.46     Trust or Trust Fund.....................................................................................12
1.47     Trust Agreement.........................................................................................12
1.48     Trustee.................................................................................................12
1.49     Valuation Date..........................................................................................12
1.50     Vesting Service.........................................................................................12
1.51     Year of Vesting Service.................................................................................12

                                    ARTICLE 2
                          ELIGIBILITY AND PARTICIPATION

2.1      Commencement of Plan Participation......................................................................13
2.2      Participation Requirements..............................................................................13
2.3      Termination of Employment...............................................................................13
2.4      Rehired Employee........................................................................................13
2.5      Loss of Participant Status..............................................................................13
2.6      Suspension of Participation.............................................................................13
2.7      Reemployment; Vesting Service...........................................................................14
2.8      Notice of Participation.................................................................................14
2.9      Veterans' Reemployment Rights...........................................................................14

                                    ARTICLE 3
                         SALARY REDUCTION CONTRIBUTIONS

3.1      Salary Reduction Contributions..........................................................................15
3.2      Salary Reduction Contribution Election..................................................................16
3.3      Suspension of, or Change in, Salary Reduction Contribution Election.....................................16
3.4      Deferral Percentage Limitation..........................................................................16
3.5      Special Rules on Deferral Percentage Limitations........................................................17
3.6      Adjustment of Salary Reduction Contributions............................................................18
3.7      Aggregate Limit.........................................................................................19
3.8      Return of Contributions Above the Aggregate Limit.......................................................20

                                    ARTICLE 4
           EMPLOYER MATCHING CONTRIBUTIONS AND EMPLOYEE CONTRIBUTIONS

4.1      Employer Matching Contributions.........................................................................21
4.2      Timing of Employer Matching Contributions...............................................................21
4.3      Employee Contributions..................................................................................21
4.4      Percentage Limitation on Employer Matching Contributions and
         Employee Contributions..................................................................................22

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4.5      Special Rules for Contribution Percentage Limit Testing.................................................23
4.6      Adjustments To Contributions............................................................................23
4.7      Overall Limitation on Annual Additions..................................................................24
4.8      Special Rules...........................................................................................25
4.9      Definitions.............................................................................................26
4.10     Reversion of Employer Matching Contributions............................................................27

                                    ARTICLE 5
                              PARTICIPANT ACCOUNTS

5.1      Separate Subaccounts....................................................................................28
5.2      Valuation of Trust Fund.................................................................................28
5.3      Statements..............................................................................................28

                                    ARTICLE 6
                                   INVESTMENTS

6.1      Trust Fund..............................................................................................29
6.2      Authorized Investments and Investment Control...........................................................29
6.3      Assumption of Risk by Participants......................................................................30
6.4      General Provisions Regarding Investment Direction.......................................................30

                                    ARTICLE 7
                   DEATH BENEFITS AND BENEFICIARY DESIGNATIONS

7.1      Distribution Due To Death...............................................................................32
7.2      Beneficiary Designation.................................................................................32

                                    ARTICLE 8
                      VESTING AND TERMINATION OF EMPLOYMENT

8.1      Vesting in Salary Reduction, Employee and Rollover Contributions........................................34
8.2      Vesting in Employer Matching Contributions..............................................................34
8.3      Forfeitures.............................................................................................35
8.4      Distribution of Vested Benefits.........................................................................35

                                    ARTICLE 9
                            DISTRIBUTION OF BENEFITS

9.1      Normal Form of Benefit..................................................................................36
9.2      Time of Distribution....................................................................................36
9.3      Investment of Account Balance of Terminated Participant.................................................37
9.4      Latest Distribution Date................................................................................37
9.5      Mandated Commencement of Benefits.......................................................................37
9.6      Direct Rollovers........................................................................................37
9.7      Waiver of 30 Day Notice.................................................................................38

                                       iii

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                                   ARTICLE 10
                             IN-SERVICE WITHDRAWALS

10.1     In-Service Withdrawals Permitted........................................................................39
10.2     In-Service Withdrawal Application and Notice............................................................39
10.3     Spousal Consent.........................................................................................39
10.4     In-Service Withdrawal Approval..........................................................................39
10.5     Payment Form and Medium.................................................................................39
10.6     Source and Timing of In-Service Withdrawal Funding......................................................39
10.7     Withdrawals from Rollover Contributions Account and Employee
         Contributions Account...................................................................................40
10.8     Hardship Withdrawals....................................................................................40
10.9     Over Age 59 1/2 Withdrawals.............................................................................41

                                   ARTICLE 11
                                      LOANS

11.1     Overall Limitations.....................................................................................42
11.2     Terms of Loan...........................................................................................42
11.3     Source of Loans.........................................................................................43
11.4     Withholding and Application of Loan Payments............................................................43
11.5     Default.................................................................................................43

                                   ARTICLE 12
                                PLAN FIDUCIARIES

12.1     Fiduciaries.............................................................................................45
12.2     Allocation of Responsibilities..........................................................................45
12.3     Procedures for Delegation and Allocation of Responsibilities............................................46
12.4     General Fiduciary Standards.............................................................................46
12.5     Liability Among Co-Fiduciaries..........................................................................47

                                   ARTICLE 13
                 COMPANY AND EMPLOYER ADMINISTRATION PROVISIONS

13.1     Information.............................................................................................49
13.2     No Liability............................................................................................49
13.3     Company and Employer Action.............................................................................49
13.4     Indemnity...............................................................................................49
13.5     Amendment to Vesting Schedule...........................................................................49


                                       iv

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                                   ARTICLE 14
                       COMMITTEE ADMINISTRATION PROVISIONS

14.1     Appointment of Committees...............................................................................51
14.2     Term....................................................................................................51
14.3     Compensation............................................................................................51
14.4     Power of Administration Committee.......................................................................51
14.5     Power of Investment Committee...........................................................................52
14.6     Manner of Action........................................................................................53
14.7     Authorized Representative...............................................................................53
14.8     Nondiscrimination.......................................................................................53
14.9     Interested Member.......................................................................................53
14.10    Books and Records.......................................................................................53

                                   ARTICLE 15
                                    THE TRUST

15.1     Purpose of the Trust Fund...............................................................................54
15.2     Appointment of Trustee..................................................................................54
15.3     Exclusive Benefit of Participants.......................................................................54
15.4     Benefits Limited to the Trust Fund......................................................................54

                                   ARTICLE 16
                      PARTICIPANT ADMINISTRATION PROVISIONS

16.1     Personal Data to Administration Committee...............................................................55
16.2     Address for Notification................................................................................55
16.3     Information Available...................................................................................55
16.4     Claims Procedure........................................................................................55
16.5     Appeal Procedure for Denial of Benefits.................................................................55

                                   ARTICLE 17
                            AMENDMENT OR TERMINATION

17.1     Right to Amend..........................................................................................57
17.2     Right to Terminate Plan.................................................................................57
17.3     Obligations Upon Merger, Consolidation or Transfer......................................................57
17.4     Obligations Upon Termination, Partial Termination or Discontinuance.....................................57
17.5     Continued Funding After Plan Termination................................................................58
17.6     Distribution Upon Disposition of Assets or Subsidiary...................................................58


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                                   ARTICLE 18
                               GENERAL PROVISIONS

18.1     No Contract of Employment; No Rights Implied............................................................59
18.2     Nonalienation...........................................................................................59
18.3     Incapacity..............................................................................................59
18.4     Service in More Than One Capacity.......................................................................60
18.5     Intent to Qualify.......................................................................................60

                                   ARTICLE 19
                      ROLLOVER CONTRIBUTIONS AND TRANSFERS

19.1     Rollover From Other Plans...............................................................................61
19.2     Rollover From Conduit Individual Retirement Arrangement.................................................61
19.3     Transfers Directly from Other Plans.....................................................................61
19.4     Mistaken Rollover.......................................................................................62

                                   ARTICLE 20
                              TOP-HEAVY PROVISIONS

20.1     Top-Heavy Plan Defined..................................................................................63
20.2     Other Definitions.......................................................................................64
20.3     Top-Heavy Contributions.................................................................................64
20.4     Adjustment to Limitation on Annual Additions............................................................65

                                   ARTICLE 21
                       QUALIFIED DOMESTIC RELATIONS ORDERS

21.1     Terms of QDRO...........................................................................................66
21.2     QDRO Definitions........................................................................................66
21.3     Distribution Before Termination of Employment...........................................................67
21.4     Treatment of Former Spouse..............................................................................67
21.5     Notification of Receipt of Order........................................................................68
21.6     Separate Accounting.....................................................................................68

                                   ARTICLE 22
                             EMPLOYER PARTICIPATION

22.1     Adoption by Employers...................................................................................69
22.2     Withdrawal by Employer..................................................................................69
22.3     Adoption Contingent Upon Initial and Continued Qualification............................................69


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                                   ARTICLE 23
                                  MISCELLANEOUS

23.1     Receipts................................................................................................71
23.2     No Guarantee of Interest................................................................................71
23.3     Payment of Expenses.....................................................................................71
23.4     Records.................................................................................................71
23.5     Interpretations and Adjustments.........................................................................71
23.6     Evidence................................................................................................71
23.7     Severability............................................................................................71
23.8     Notice..................................................................................................71
23.9     Successors..............................................................................................72
23.10    Headings................................................................................................72
23.11    Governing Law...........................................................................................72
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                                       vii

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                              MICHAELS STORES, INC.
                              EMPLOYEES 401(K) PLAN
               (AS AMENDED AND RESTATED EFFECTIVE AUGUST 1, 1999)


                                    PREAMBLE

Michaels Stores, Inc., a Delaware corporation, amends and restates the Michaels Stores, Inc. Employees 401(k) Plan (the "Plan") generally effective as of August 1, 1999. Except as otherwise provided in the Plan, the provisions of the Plan will apply to each Participant who completes an Hour of Service with an Employer after August 31, 1999, and to distributions made after August 31, 1999, to both active Participants and to Participants who terminated employment at any time.

The Plan is designed to provide Eligible Employees and Beneficiaries with the opportunity to accumulate capital for their future economic security, to encourage Eligible Employees to remain in the service of the Employers and to provide additional incentives for Employee performance on behalf of the Employer. The Plan was originally adopted effective as of February 1, 1987; amended and restated effective May 1, 1992; amended and restated effective February 1, 1994; and amended and restated effective October 1, 1996.

The Plan is intended to be a profit sharing plan qualifying under Section 401(a) of the Internal Revenue Code of 1986, as amended, with a cash or deferred arrangement qualifying under Section 401(k) of such Code. The Plan is intended to comply with the requirements of the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder; the provisions of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder; and other applicable Federal laws and regulations.


                                        1

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                                    ARTICLE 1

                                   DEFINITIONS

The following words and phrases when used with an initial capital letter shall have the meanings set out in this Article 1; the masculine, feminine and neuter gender shall include the others unless a different meaning is plainly required by the context; and words importing the singular shall include the plural and the plural the singular whenever the context requires.

1.1 ACCOUNT shall mean the record of each Participant's and Beneficiary's Plan interest and changes thereto as reflected in the Plan's books and records. The Administration Committee may cause subaccounts to be maintained for each Participant as necessary to reflect different types of Plan contributions allocated on behalf of each Participant.

1.2 ACCOUNT BALANCE shall mean the sum of the amounts credited to a Participant's Account as of any Valuation Date.

1.3 ACTUAL DEFERRAL PERCENTAGE shall mean the ratio (expressed as a percentage) of the Salary Reduction Contributions made on behalf of each Eligible Employee for the Plan Year to the Eligible Employee's Compensation for the Plan Year. If an Eligible Employee makes no Salary Reduction Contributions, the Actual Deferral Percentage with respect to such person shall be zero. The Actual Deferral Percentage of each Eligible Employee shall be calculated to the nearest hundredth of a percentage point.

1.4 ADJUSTMENT FACTOR shall mean the cost of living adjustment factor prescribed by the Secretary of the Treasury under Code Section 415(d) as applied to such items and in such manner as the Secretary shall provide.

1.5 ADMINISTRATION COMMITTEE shall mean the persons appointed pursuant to Article 14 who are responsible for Plan administration.

1.6 AVERAGE ACTUAL DEFERRAL PERCENTAGE shall mean the average of the Actual Deferral Percentages of the Eligible Employees in a group.

1.7 AVERAGE CONTRIBUTION PERCENTAGE shall mean the average of the Contribution Percentages of the Eligible Employees in a group.

1.8 BENEFICIARY shall mean the person or entity designated in writing by a Participant, or otherwise determined in accordance with Section 7.2, to receive a Participant's Account Balance in the event of the Participant's death.

1.9 BOARD shall mean the Board of Directors of the Company, as constituted from time to time.

1.10 CODE shall mean the Internal Revenue Code of 1986, as amended from time to time.


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1.11     COMPANY shall mean Michaels Stores, Inc., a Delaware corporation.

1.12 COMPENSATION shall have the following meanings for specific purposes of the Plan:

         (a) For purposes of the limitations imposed by Code Section 415 and the Top-Heavy plan minimum contribution requirements of Code Section 416, "Compensation" shall mean the total compensation received by an Eligible Employee from all Employers for personal services rendered to the Employers during the Plan Year as reported on the Participant's Federal Income Tax Withholding Statement (Form W-2; Box 10, or substantially similar equivalent form) including base salary, bonuses, commissions, incentive pay and overtime. For purposes of this subsection, the term "Compensation" shall also include severance allowances, prizes or awards, amounts representing reimbursement for travel or other expense or mileage allowances, moving expense reimbursement, gift certificates, the imputed fair market value of an Employer provided automobile and excess group term life insurance coverage. In addition, the term "Compensation" shall not include any amounts realized from the exercise of nonqualified stock options or any amounts included in taxable income when restricted stock (or other property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture. The term "Compensation" shall be interpreted and construed in accordance with Treasury Regulation Section 1.415-2(d)(2), exclusive of amounts listed in Treasury Regulation Section 1.415-2(d)(3). Notwithstanding any provisions of the foregoing description to the contrary, for Plan Years beginning after December 31, 1997, "Compensation" shall include an Employee's Salary Reduction Contributions and elective or salary reduction contributions pursuant to a cafeteria plan under Code Section 125 or a tax-sheltered annuity under Code Section 403(b).

         (b) For purposes of determining the amount of Salary Reduction Contributions and Employer Matching Contributions, the term "Compensation" shall have the same meaning as in the preceding subsection; provided that any amounts attributable to an election by an Eligible Employee to reduce such person's Compensation pursuant to the Plan or any other plan under Code Sections 125 or 401(k) sponsored by an Employer shall be disregarded. For purposes of this subsection, the term "Compensation" shall not include severance allowances, prizes, awards, amounts representing reimbursement for travel or other expense or mileage allowances, moving expense reimbursement, gift certificates, the imputed fair market value of an Employer provided automobile or excess group term life insurance coverage. In addition, the term "Compensation" shall not include any amounts realized from the exercise of nonqualified stock options or any amounts included in taxable income when restricted stock (or other property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture. Any Compensation paid or payable by reason of services performed before the date an Employee is eligible to participate in the Plan shall also be disregarded. Notwithstanding any Plan provision to the contrary, the term "Compensation" shall be interpreted and construed in a manner consistent with the safe harbor definition contained in Treasury Regulation Section 1.414(s)-1(c)(3).


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         (c) For purposes of identifying a "Key Employee" under Code Section
         416, the term "Compensation" shall have the same meaning as in subsection (a) above, determined without regard to elections under Code Sections 125 and 401(k) for Plan Years beginning before January 1, 1998.

         (d) The annual Compensation taken into account under the Plan for any Plan Year shall not exceed $150,000 as adjusted by the Adjustment Factor for Plan Years beginning on or after February 1, 1994. For Plan Years beginning on or after February 1, 1989 and ending on or before January 31, 1994, the annual Compensation taken into account under the Plan shall not exceed $200,000 as adjusted by the Adjustment Factor.

         For Plan Years beginning before January 1, 1997, the Compensation of a Participant who is a 5-percent owner (as defined in Code Section 416(i)(1)) or one of the ten Highly Compensated Employees paid the greatest amount of Compensation during the Plan Year shall be aggregated with the Compensation of such Participant's spouse or lineal descendants under the age of 19 as of the close of the Plan Year to the extent required by Code Section 401(a)(17). In addition, and only to the extent required by Code Section 414(q)(6), if a person is a Family Member of a Participant who is a 5-percent owner (as defined in Code
         Section 416(i)(1)) or one of the ten Highly Compensated Employees paid the greatest amount of Compensation, then:

                  (1) such Family Member shall not be considered a separate Employee, and

                  (2) any Compensation paid to such Family Member and any benefit on behalf of such Family Member shall be treated as if paid to or on behalf of the 5-percent owner or Highly Compensated Employee.

         If, as a result of the foregoing rules, the adjusted annual compensation limitation is exceeded, then the limitation shall be applied in a pro rata manner among the affected persons in proportion to each such person's Compensation as determined under this Section prior to the application of this limitation. This subsection shall be construed and applied in a manner consistent with Code Sections 401(a)(17) and 414(q)(6).

1.13 CONTRIBUTION PERCENTAGE shall mean the ratio of the Employer Matching Contributions on behalf of each Eligible Employee and the Employee Contributions made by the Eligible Employee for the Plan Year to such person's Compensation for the Plan Year. If an Eligible Employee does not receive an allocation of Employer Matching Contributions and makes no Employee Contributions, the Actual Contribution Percentage with respect to such person shall be zero. The Actual Contribution Percentage of each Eligible Employee shall be calculated to the nearest hundredth of a percentage point.

1.14     EFFECTIVE DATE shall mean August 1, 1999.

1.15 EMPLOYEE shall mean any person who is receiving remuneration for personal services rendered in the employment of an Employer (or in the employment of any other entity required to be aggregated with an Employer under Code Section 414(b), (c), (m) or (o)) including any

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officer or director of the Company so employed, including any leased employee deemed to be an employee of an Employer as provided in Code Section 414(n) or
(o), except as provided below in this Section; and including any person who would be receiving such remuneration except for an authorized Leave of Absence. Notwithstanding the foregoing, the term "Employee" shall not include any person not classified by an Employer as an Employee, notwithstanding a final determination by any governmental agency that such person, in fact, is (or was) an Employee; provided that this exclusion shall not apply prospectively from the date of such determination with respect to any person who remains in the employment of an Employer after the date of such determination.

The term "ELIGIBLE EMPLOYEE" shall mean all Employees of an Employer, except the following:

         (a) Employees included in a unit of Employees covered by a collective bargaining agreement between an Employer and employee representatives if retirement benefits were the subject of good faith bargaining and if 2% or fewer of the Employees who are covered pursuant to that agreement are professionals as defined in Treasury Regulation Section 1.410(b)-9. The term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers or executives of an Employer,

         (b) Employees who are nonresident aliens (within the meaning of Code
         Section 7701(b)(1)(B)) and who receive no earned income (within the meaning of Code Section 911(d)(2)) from an Employer that constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)),

         (c) any person receiving payments as a consultant, independent contractor or other arrangement excluded from the common law definition of the term "Employee",

         (d) all leased employees as defined below in this Section, and

         (e) Employees of any employer that has not adopted the Plan.

Notwithstanding any Plan provision to the contrary, service performed by Employees excluded from eligibility for participation pursuant to Sections 1.15(a) and 1.15(e) shall be considered for purposes of crediting Years of Vesting Service.

SPECIAL PROVISIONS FOR LEASED EMPLOYEES

         The term "LEASED EMPLOYEE" shall mean any person (other than an Employee) who pursuant to an agreement between an Employer and any other person (a "leasing organization") has performed services for an Employer (or for an Employer and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year and (i) for periods prior to January 1, 1997, such services are of a type historically performed by employees in the business field of the Employers; (ii) for periods after January 1, 1997, such services are performed under the primary direction or control of the Employers. Contributions or benefits provided to

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         Leased Employees by the leasing organization that are attributable to services performed for an Employer shall be treated as provided by the Employer.

         Leased Employees shall not be considered as Employees if: (i) such person is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least 10% of compensation (as defined in Code Section 415(c)(3)) but including amounts contributed pursuant to a salary reduction agreement that are excludable from such person's gross income under Code Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b); (2) immediate participation; and (3)
         full and immediate vesting; and (ii) Leased Employees do not constitute more than 20% of the Nonhighly Compensated Employees of all Employers.

1.16 EMPLOYEE CONTRIBUTIONS shall mean the amounts contributed by an Eligible Employee pursuant to Section 4.3.

1.17 EMPLOYEE CONTRIBUTION ACCOUNT shall mean the subaccount into which Employee Contributions and investment earnings on those contributions shall be credited.

1.18 EMPLOYER shall mean the Company and any subsidiary or other affiliate of the Company that adopts the Plan in a manner satisfactory to the Board.

1.19 EMPLOYER MATCHING CONTRIBUTIONS shall mean the amounts contributed pursuant to Article 4.

1.20 EMPLOYER MATCHING CONTRIBUTION ACCOUNT shall mean the subaccount into which Employer Matching Contributions and investment earnings on those contributions shall be credited.

1.21 EMPLOYMENT COMMENCEMENT DATE shall mean the date on which an Employee is first credited with an Hour of Service for the performance of duties for an Employer. The Administration Committee may cause service with unrelated entities to be recognized for eligibility and/or vesting purposes of the Plan; provided that any such action by the Administration Committee shall be by written resolution.

1.22 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.23 EXCESS AGGREGATE CONTRIBUTIONS shall mean Employer Matching Contributions and Employee Contributions in excess of the Contribution Percentage limit as described in Code Section 401(m)(6)(B).

1.24 EXCESS CONTRIBUTIONS shall mean Salary Reduction Contributions in excess of the Actual Deferral Percentage limit as described in Code Section 401(k)(8)(B).

1.25 EXCESS DEFERRALS shall mean Salary Reduction Contributions in excess of the limits imposed by Code Section 402(g).

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1.26     FAMILY MEMBER shall mean an Employee, such Employee's spouse, lineal ascendants and descendants and the spouses of such lineal ascendants and descendants as described in Code Section 414(q)(6).

1.27 HIGHLY COMPENSATED EMPLOYEE shall mean any Employee who performs services for an Employer during the determination year and who, during the look-back year:

         (a) received Compensation from an Employer in excess of $75,000 multiplied by the Adjustment Factor,

         (b) received Compensation from an Employer in excess of $50,000 multiplied by the Adjustment Factor and was a member of the top-paid group for such year, or

         (c) was an officer of an Employer and received Compensation during such year that is greater than 50% of the dollar limitation in effect under Code Section 415(b)(1)(A).

The term "HIGHLY COMPENSATED EMPLOYEE" also includes:

         (d) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most Compensation from an Employer during the determination year, and

         (e) Employees who are 5-percent owners at any time during the look-back year or determination year.

If no officer has satisfied the Compensation requirement of subsection (c) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee. No more than 50 Employees (or if lesser, the greater of three Employees or 10% of the Employees) shall be treated as officers.

The determination year shall be the Plan Year. For Plan Years beginning after December 31, 1996, the look-back year shall be the determination year.

If an Employee is, during a determination year or look-back year, a Family Member of either a 5- percent owner who is an active or former Employee or a Highly Compensated Employee who is one of the ten most Highly Compensated Employees ranked on the basis of Compensation paid by an Employer during such year, then the Family Member and the 5-percent owner or top ten Highly Compensated Employee shall be aggregated. In such case, the Family Member and 5-percent owner or top ten Highly Compensated Employee shall be treated as a single Employee receiving Compensation and contributions or benefits of the Family Member and 5-percent owner or top ten Highly Compensated Employee.

Effective for Plan Years beginning after December 31, 1996, "Highly Compensated Employee" shall mean any Employee who (i) during the current or the preceding Plan Year, was at any time a 5-percent owner (as such term is defined in Code
Section 416(i)(1)), or (ii) for the preceding

Plan Year, received Compensation from an Employer (and any other entity required to be aggregated with an Employer under Code Section 414(b), (c), (m) or (o)) in excess of the amount in effect for such Plan Year under Code Section 414(q)(1)(B).

"Highly Compensated Employee" shall include a former Employee whose termination of employment occurred prior to the Plan Year and who was a Highly Compensated Employee for the Plan Year in which his termination of employment occurred or for any Plan Year ending on or after his 55th birthday.

For purposes of this Section 1.27, the term "Compensation" shall mean (i) for the period prior to January 1, 1998, the sum of an Employee's Compensation under
Section 1.12(a) and the Employee's Salary Reduction Contributions and elective or salary reduction contributions pursuant to a cafeteria plan under Code
Section 125 or a tax-sheltered annuity under Code Section 403(b), and (ii) for the period commencing on and after January 1, 1998, an Employee's Compensation under Section 1.12(a), and shall be subject to the limitation described in
Section 1.12(d).

The determination of who is a Highly Compensated Employee, including the determination of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the Compensation that is considered shall be made in accordance with Code Section 414(q) and the Treasury Regulations promulgated thereunder.

1.28     HOUR OF SERVICE shall mean:

         (a) each hour for which an Employee is directly or indirectly paid or entitled to payment for the performance of duties for an Employer; such hours shall be credited to the computation period in which the duties are performed, and

         (b) each hour for which an Employee is directly or indirectly entitled to payment on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity, disability, layoff, jury duty, military duty or leave of absence; except that:

                  (1) not more than 501 Hours of Service shall be credited in each single computation period during which the Employee performs no duties, and

                  (2) Hours of Service shall not be counted where such payment is made or is due:

                       (A) under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment or disability insurance laws, or

                       (B) solely to reimburse an Employee for medical or medically related expenses,

         Hours credited under this subsection (b) shall be credited to the computation period in which the period during which no duties were performed occurred, and

         (c) each hour for which back pay, irrespective of payment due to mitigation of damages, is either awarded or agreed to by an Employer. Such hours shall be credited to the computation period to which the award or agreement for back pay pertains rather than to the computation period in which the award, agreement or payment is made; provided, that the limits under subsection (b) above are applicable and that an Employee shall not be entitled to additional Hours of Service under this subsection (c) for the same Hours of Service credited under subsections (a) or (b).

Hours of Service shall be calculated and credited in a manner consistent with Department of Labor Regulation Sections 2530.200b-2(b) and (c), which are incorporated by reference in the Plan.

Hours shall be credited on an equivalency basis pursuant to which an Employee shall be credited with 190 Hours of Service for each month he performs an Hour of Service for the Employer.

In determining Hours of Service for the purpose of determining whether an Employee has incurred a One-Year Break In Service, if such Employee is absent from employment because of (i) the Employee's pregnancy, (ii) the birth of the Employee's child, (iii) the placement of a child with the Employee in connection with the adoption of such child by such Employee or (iv) the need to care for such Employee's child during the period immediately after such child's birth or placement, then the following hours shall be considered as Hours of Service:

         (d) the Hours of Service that otherwise would normally have been credited to such Employee but for such absence, or

         (e) in any case in which the Administration Committee is unable to determine the number of hours described in subsection (d) above, eight Hours of Service per day of absence,

provided that no more than 501 Hours of Service need be credited to an Employee because of such pregnancy or placement.

The Hours of Service described in the preceding paragraph shall be treated as Hours of Service only in the period in which the absence from employment begins if an Employee would be prevented from incurring a One-Year Break in Service in such year solely because the period of absence is considered as Hours of Service under subsection (d) or (e). In any other case, such Hours of Service shall be considered as Hours of Service in the immediately succeeding period.

Hours of Service shall not be credited to an Employee on account of pregnancy or placement of a child for adoption as described above unless such Employee furnishes to the Administration Committee such timely information as the Administration Committee may require to establish (i) that the absence from employment is for the reasons described above and (ii) to establish the number of days for which there was such an absence.

1.29     INVESTMENT COMMITTEE shall mean the persons appointed pursuant to
Article 14 who are responsible for Plan investments, except as otherwise provided in the Plan.

1.30 LEAVE OF ABSENCE shall mean an absence authorized by an Employer under its personnel practices provided that the Employee resumes service with an Employer within the period specified in the authorization for the Leave of Absence.

For purposes of determining an Employee's termination of employment date, a Leave of Absence shall not exceed a period of 365 consecutive days. Notwithstanding the foregoing, service in the United States Armed Forces shall constitute an authorized Leave of Absence and shall be credited as employment for purposes of determining a Participant's Years of Vesting Service provided that:

         (a) the Employee leaves the employ of an Employer to enter the service of the Armed Forces through the operation of any law, and

         (b) the Employee returns to the employ of an Employer within the period provided by law for the protection of the Employee's reemployment rights.

1.31 LIMITATION YEAR shall mean the Plan Year; provided that the Limitation Year for the period beginning on February 1, 1996 shall be a short period ending on December 31, 1996. The adjustments described in Section 1.415-2(b)(4)(iii) of the Treasury Regulations shall be applied with respect to such short Limitation Year (or limitation period).

1.32 NORMAL RETIREMENT DATE shall mean the date that a Participant attains age 65.

1.33 NONHIGHLY COMPENSATED EMPLOYEE shall mean an Employee who is neither a Highly Compensated Employee nor, for Plan Years beginning before January 1, 1997, a Family Member of a Highly Compensated Employee.

1.34 ONE-YEAR BREAK IN SERVICE shall mean a Period of Absence of at least 365 consecutive days. A One-Year Break in Service shall commence on the first day of an Employee's Period of Absence and shall end on the day on which the Employee again performs an Hour of Service.

If any Employee who is absent from employment because of (i) the Employee's pregnancy, (ii) the birth of the Employee's child, (iii) the placement of a child with the Employee in connection with the Employee's adoption of the child, or (iv) the need to care for such child immediately following such birth or placement, will be absent for such reason beyond the first anniversary of the first date of absence, the Employee's Period of Absence, solely for purposes of preventing a One-Year Break in Service, shall commence on the second anniversary of the first day of absence from employment. The period of absence from employment between the first and second anniversaries of the first date of absence from employment shall not be counted as a Period of Absence or for purposes of determining Years of Vesting Service. The provisions of this paragraph shall not apply to an Employee unless the Employee furnishes to the Administration Committee such timely information that the Administration Committee may reasonably require to establish (i) that the absence from employment is for one of the reasons specified in this paragraph and (ii) the number of days for which there was such an absence.

1.35 PARTICIPANT shall mean any Employee or former Employee who has an Account Balance.

1.36 PERIOD OF ABSENCE shall mean the period of time beginning on an Employee's Termination Date and ending on the date he again performs an Hour of Service.

1.37 PLAN shall mean the Michaels Stores, Inc. Employees 401(k) Plan (As Amended and Restated Effective August 1, 1999).

1.38 PLAN YEAR shall mean (i) for the period beginning on February 1, 1996, the eleven month period ending December 31, 1996 and (ii) for all periods after December 31, 1996, the twelve month period beginning January 1 and ending December 31.

1.39 PRIOR PLAN ACCOUNT shall mean the subaccounts, other than Participants' Rollover Contribution Accounts, resulting from a merger into the Plan of any tax-qualified plan previously sponsored by the Company or one of its subsidiaries or other affiliates. The Administration Committee may establish one or more Prior Plan Accounts, and each Prior Plan Account may be subdivided into such subaccounts as the Administration Committee determines is necessary in connection with the Plan administration.

1.40 ROLLOVER CONTRIBUTIONS shall mean the amounts transferred to the Plan by a Participant pursuant to Article 19. Rollover Contributions may include amounts transferred to the Plan by Participants from a plan previously sponsored by the Company or one of its subsidiaries or other affiliates or any of their predecessors; provided, however, that Rollover Contributions shall not include any amounts merged into the Plan by action of the Company or any other Employer.

1.41 ROLLOVER CONTRIBUTION ACCOUNT shall mean the subaccount into which Rollover Contributions and investment earnings on those contributions shall be credited.

1.42 SALARY REDUCTION CONTRIBUTION ELECTION shall mean the means by which an Eligible Employee authorizes and elects the percentage of such person's Compensation to be withheld and contributed to the such person's Salary Reduction Contribution Account.

1.43 SALARY REDUCTION CONTRIBUTION ACCOUNT shall mean the subaccount into which Salary Reduction Contributions and investment earnings on those contributions shall be credited.

1.44 SALARY REDUCTION CONTRIBUTIONS shall mean the amounts withheld from an Eligible Employee's Compensation and contributed to the Plan by an Employer pursuant to Section 3.1.

1.45 TERMINATION DATE shall mean the earlier of the date on which an Employee quits, retires, is discharged or dies, or the first anniversary of the date on which the Employee is absent from service with an Employer (and other entities required to be aggregated with an Employer under Code Section 414(b), (c), (m) or (o)) for any other reason, such as vacation, holiday, sickness, disability, leave of absence or layoff.

1.46 TRUST or TRUST FUND shall mean the legal entity created by agreement between the Company and Trustee for the purpose of managing and investing assets accumulated pursuant to the Plan.

1.47 TRUST AGREEMENT shall mean the agreement entered into between the Company and the Trustee that governs the management and administration of the Trust.

1.48 TRUSTEE shall mean the entity appointed under the Trust Agreement to serve as the trustee of the Trust.

1.49 VALUATION DATE shall mean each business day on which the New York Stock Exchange is open for trading and which is not a bank holiday in the United States.

1.50 VESTING SERVICE shall mean the period of time beginning on the date an Employee is first credited with an Hour of Service (or is again credited with an Hour of Service following his reemployment) and ending on the Employee's Termination Date. An Employee's Vesting Service shall also include each Period of Absence of less than 365 days and any periods during which he is in the service of the armed forces of the United States and his reemployment rights are guaranteed by law, provided he returns to employment within the time such rights are guaranteed.

1.51 YEAR OF VESTING SERVICE shall mean each period of 365 days in an Employee's period of Vesting Service, determined by aggregating periods of Vesting Service that are not consecutive.

                                    ARTICLE 2

                          ELIGIBILITY AND PARTICIPATION

2.1 COMMENCEMENT OF PLAN PARTICIPATION. Each Eligible Employee who has satisfied the requirements of Section 2.2 prior to or on the Effective Date may participate in the Plan on the Effective Date. Each other Employee who satisfies the requirements of Section 2.2 after the Effective Date may become a Participant in the Plan as soon as administratively feasible following the date on which such person satisfies such requirements. An Eligible Employee must agree to make Salary Reduction Contributions to become a Participant.

2.2 PARTICIPATION REQUIREMENTS. An Eligible Employee may become a Participant as soon as administratively feasible after (i) attainment of age 21, and (ii) completion of either a six month eligibility period in which such person is credited with at least 500 Hours of Service or a 12 month eligibility period in which such person is credited with at least 1,000 Hours of Service. The initial eligibility period begins on the date an Eligible Employee first performs an Hour of Service. Subsequent eligibility periods begin with the start of each half of the Plan Year beginning after the first Hour of Service is performed.

2.3 TERMINATION OF EMPLOYMENT. A Participant's employment for purposes of the Plan shall terminate upon the Participant's death, retirement or other cessation of employment with all Employers under the Plan. The phrases "terminates employment," "terminated employment" and "termination of employment" when used with respect to an Employee will refer to an event that causes the date on which the event occurs to constitute the Employee's Termination Date.

2.4 REHIRED EMPLOYEE. A Participant who ceases to be an Eligible Employee and who is reemployed in a class of Eligible Employees shall be eligible to again become a Participant as of the first day that he performs an Hour of Service. Salary Reduction Contributions on behalf of such person shall begin as soon as administratively feasible after the Participant makes a new Salary Reduction Contribution. Each other Eligible Employee who is reemployed shall be eligible to become a Participant on a date determined in accordance with Sections 2.1 and 2.2.

2.5 LOSS OF PARTICIPANT STATUS. An Eligible Employee who becomes a Participant shall continue to be a Participant, whether or not such person continues to make Salary Reduction Contributions, until such person's Account Balance has been fully distributed from the Plan.

2.6 SUSPENSION OF PARTICIPATION. A person who for any reason ceases to be an Eligible Employee but remains an Employee shall not be permitted to have Salary Reduction Contributions and Employer Matching Contributions allocated on such person's behalf. During the period of such suspension, such person's service with the Employers shall continue to be considered for vesting purposes, and such person's Account shall continue to be adjusted for investment gains and losses. The suspension shall be removed and such person may have Salary Reduction Contributions and Employer Matching Contributions allocated on such person's behalf when such person becomes an Eligible Employee and makes a new Salary Reduction Contribution Election.

2.7 REEMPLOYMENT; VESTING SERVICE. If an Employee has five consecutive One-Year Breaks in Service, all Years of Vesting Service after such One-Year Breaks in Service shall be disregarded for the purpose of vesting such person's Employer Matching Contributions that were made to the Plan before such breaks, but both pre-break and post-break service shall count for the purposes of vesting contributions to such person's Employer Matching Contribution Account that are made after such breaks. In the case of an Employee who does not have five consecutive One-Year Breaks in Service, both the pre-break and post-break service shall count in vesting both the pre-break and post-break Employer Matching Contributions for such person.

2.8 NOTICE OF PARTICIPATION. The Administration Committee shall provide each Eligible Employee reasonable notice of eligibility to commence participation, including without limitation such forms and other documentation that the Administration Committee determines to be necessary or appropriate for the administration of the Plan.

2.9 VETERANS' REEMPLOYMENT RIGHTS. Notwithstanding any provisions of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code
Section 414(u). "Qualified military service" means any service in the uniformed services (as defined in Chapter 43 of Title 38 of the United States
Code) by any individual if such individual is entitled to reemployment rights under such chapter with respect to such service.

                                    ARTICLE 3

                         SALARY REDUCTION CONTRIBUTIONS

3.1      SALARY REDUCTION CONTRIBUTIONS.

         (a) Each Eligible Employee may elect to have a percentage of Compensation (in whole amounts of not less than 1% but not more than 15%) during each pay period contributed by such person's Employer directly into the Plan instead of paid as cash Compensation. Once each Plan Year, each Eligible Employee may elect to have a percentage of such person's annual bonus, if any, that would otherwise become payable contributed by such person's Employer directly into the Plan instead of paid in cash to such person. Unless the Eligible Employee elects otherwise by notice given in a manner prescribed by the Administration Committee on or before 30 days immediately preceding payment of the bonus, the amount of the bonus that will be contributed to the Plan shall be an amount equal to the total bonus multiplied by the Participant's Salary Reduction Contribution Election percentage in effect at the time the bonus is paid.

         (b) For Federal tax purposes (and wherever permitted, for state tax purposes), Salary Reduction Contributions shall be deemed to be Employer contributions and are intended to qualify as elective contributions made pursuant to Code Section 401(k).

         (c) All Salary Reduction Contributions shall be forwarded by the Employer to the Trustee as soon as administratively feasible after the contributions have been withheld from the Eligible Employee's Compensation.

         (d) No Eligible Employee shall be permitted to make Salary Reduction Contributions during any calendar year in excess of $7,000 as adjusted by the Adjustment Factor. The limitation described in this Section 3.1(d) applies on an individual basis to all elective deferrals (within the meaning of Code Section 401(k)) made by each Eligible Employee during a calendar year under this or any other similar tax-qualified plan of the Employers.

         (e) Each Eligible Employee must coordinate such person's Salary Reduction Contributions as needed to meet the limitation described above in connection with any other plan or plans not sponsored by the Employers. The Employers shall not take account of elective deferrals made to any other plan not sponsored by the Employers. Notwithstanding any Plan provision to the contrary, the Eligible Employee may apply to the Administration Committee for the return of Excess Deferrals and such Excess Deferrals and the income allocable thereto shall be distributed if administratively feasible no later than April 15 after the calendar year for which such Excess Deferrals are made. The Eligible Employee's application shall be in writing; shall be submitted to the Administration Committee no later than March 1; shall specify the Eligible Employee's Excess Deferrals for the preceding calendar year; and shall be accompanied by the Eligible Employee's statement that if such amounts are not distributed, such Excess Deferrals, when added to amounts deferred under other plans or arrangements described in Code Sections 401(k), 408(k) or 403(b), exceed the limit imposed on the Eligible Employee by Code Section 402(g) for the year in which the deferral occurred.

         The Excess Deferrals shall be adjusted for income or loss. The income or loss allocable to Excess Deferrals for the Plan Year shall be determined by multiplying the income or loss allocable to the Eligible Employee's Salary Reduction Contributions for the Plan Year by a fraction, the numerator of which is the Excess Deferrals on behalf of the Eligible Employee for the Plan Year and the denominator of which is the Eligible Employee's Account Balance attributable to Salary Reduction Contributions on the last day of the Plan Year reduced by the gain allocable to such total amount for the Plan Year and increased by the loss allocable to such total amount for the Plan Year.

         The Administration Committee may determine that the income allocable to Excess Deferrals for the period between the end of the Plan Year and the date of the corrective distribution may be disregarded or calculated under any method permissible in accordance with the Treasury Regulations and other official pronouncements of the Secretary of the Treasury.

         (f) The Administration Committee may review Salary Reduction Contributions from time to time. If the Administration Committee determines that an Eligible Employee's Salary Reduction Contributions are likely to exceed the limitations imposed by any Plan provision, the Administration Committee may require such Eligible Employee to reduce the amount of any such Salary Reduction Contributions or may require the suspension of any future Salary Reduction Contributions. In the event that the Administration Committee requires that an Eligible Employee's Salary Reduction Contributions be reduced or suspended, the Administration Committee shall notify the affected Eligible Employee and such person's Employer as soon as administratively feasible.

3.2 SALARY REDUCTION CONTRIBUTION ELECTION. Each Eligible Employee who is (or has agreed to become) a Participant may make a Salary Reduction Contribution Election in accordance with procedures established by the Administration Committee.

3.3 SUSPENSION OF, OR CHANGE IN, SALARY REDUCTION CONTRIBUTION ELECTION. A Participant may elect to suspend or change all Salary Reduction Contributions at any time by complying with procedures established by the Administration Committee. Any such suspension or change election shall be effective as soon as administratively feasible after the date such election is received by the Administration Committee. A Participant who has suspended or changed a Salary Reduction Contribution Election may make a new Salary Reduction Contribution Election in accordance with procedures established by the Administration Committee.

3.4 DEFERRAL PERCENTAGE LIMITATION. At such times as it deems appropriate, the Administration Committee shall review all Salary Reduction Contributions to determine that all Salary Reduction Contributions satisfy one of the tests below:

         (a) the Average Actual Deferral Percentage for Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Nonhighly

         Compensated Employees for the preceding Plan Year (or, for Plan Years beginning before January 1, 1997, the Average Actual Deferral Percentage for Nonhighly Compensated Employees for the current Plan
         Year) multiplied by 1.25, or

         (b) the Average Actual Deferral Percentage for Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Nonhighly Compensated Employees for the preceding Plan Year (or, for Plan Years beginning before January 1, 1997, the Average Actual Deferral Percentage for Nonhighly Compensated Employees for the current Plan Year) multiplied by two, provided that the Average Actual Deferral Percentage for Highly Compensated Employees does not exceed the Average Actual Deferral Percentage for Nonhighly Compensated Employees by more than two percentage points. Notwithstanding the foregoing, the limit set forth in this Section 3.4(b) shall be adjusted in accordance with Section 3.7.

3.5      SPECIAL RULES ON DEFERRAL PERCENTAGE LIMITATIONS.

         (a) The Actual Deferral Percentage for any Highly Compensated Employee for the Plan Year who is eligible to have Salary Reduction Contributions allocated to such person's account under two or more plans or arrangements described in Code Section 401(k) that are maintained by an Employer shall be determined as if all such Salary Reduction Contributions were made under a single arrangement. If a Highly Compensated Employee participates in two or more plans or arrangements described in Code Section 401(k) that have different plan years, all such arrangements ending with or within the same calendar year shall be treated as a single arrangement.

         (b) For Plan Years beginning before January 1, 1997, for purposes of determining the Actual Deferral Percentage of an Eligible Employee who is a 5- percent owner or one of the ten most highly paid Highly Compensated Employees, the Salary Reduction Contributions and Compensation of such person shall include Salary Reduction Contributions and Compensation of the Family Members for the Plan Year. Family Members with respect to such Highly Compensated Employees shall be disregarded as separate Employees in determining the Average Actual Deferral Percentage both for Nonhighly Compensated Employees and Highly Compensated Employees.

         (c) In the event that the Plan satisfies the requirements of Code Sections 401(k), 401(a)(4) or 410(b) only if aggregated with one or more other plans or if one or more plans satisfy the requirements of such Sections of the Code only if aggregated with the Plan, then this Section shall be applied by determining the Actual Deferral Percentage as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same plan year.

         (d) In determining the Actual Deferral Percentage, Salary Reduction Contributions must be made before the last day of the 12 month period immediately after the Plan Year to which those contributions relate.

         (e) The determination and treatment of the Actual Deferral Percentage shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         (f) Salary Reduction Contributions shall be taken into account under the Actual Deferral Percentage test for a Plan Year only if such contributions relate to Compensation that either would have been received by the Eligible Employee in the Plan Year (but for the Salary Reduction Contribution Election) or is attributable to services performed by the Eligible Employee in the Plan Year and would have been received by the Eligible Employee within 2-1/2 months after the close of the Plan Year.

         (g) For purposes of determining whether the Plan satisfies the requirements of Section 3.4, Salary Reduction Contributions shall be taken into account only if such contributions are allocated as of a date within that Plan Year. For this purpose, Salary Reduction Contributions are considered allocated as of a date within a Plan Year if the allocations are not contingent on participation or performance of services after such date and the Salary Reduction Contributions are actually paid to the Trust as provided in Section 3.5(d).

3.6      ADJUSTMENT OF SALARY REDUCTION CONTRIBUTIONS.

         (a) In the event the Administration Committee determines that one of the tests in Section 3.4 is not satisfied at the time of its review, the Administration Committee may require that one or more Participants adjust their Salary Reduction Contribution Election as of the first pay period after receipt of the test results in order that one of the tests in Section 3.4 will be satisfied, or, to the extent permitted by law, the Administration Committee shall have the power and authority to return all or any part of the Salary Reduction Contributions of one or more Participants in cash within 2-1/2 months after the end of the Plan Year but in no instance later than the last day of the Plan Year after the Plan Year for which the Excess Contributions were made, solely to the extent necessary to satisfy one of the tests in Section 3.4.

         (b) The Excess Contributions shall be adjusted for income or loss. The income or loss allocable to Excess Contributions for the Plan Year shall be determined by multiplying the income or loss allocable to the Participant's Salary Reduction Contributions for the Plan Year by a fraction, the numerator of which is the Excess Contributions on behalf of the Participant for the Plan Year and the denominator of which is the Participant's Account Balance attributable to Salary Reduction Contributions on the last day of the Plan Year reduced by the gain allocable to such total amount for the Plan Year and increased by the loss allocable to such total amount for the Plan Year. The Administration Committee may determine that the income allocable to Excess Contributions for the period between the end of the Plan Year and the date of the corrective distribution may be disregarded or calculated under any method permissible in accordance with the Treasury Regulations and other official pronouncements from the Secretary of the Treasury.

         (c) Excess Contributions shall be returned in accordance with the procedure in this Section 3.6. Prior to January 1, 1997, the Actual Deferral Percentage of the Highly Compensated Employee with the highest Actual Deferral Percentage shall be reduced to the extent required to
         (i) enable the arrangement to satisfy the test in Section 3.4, or (ii) cause such Highly Compensated Employee's Actual Deferral Percentage to equal the ratio of the Highly Compensated Employee with the next highest Actual Deferral Percentage and the excess is allocated among Family Members in proportion to the Salary Reduction Contributions of each Family Member that are combined to determine the Actual Deferral Percentage. The foregoing procedure shall be repeated until the Plan satisfies the test in Section 3.4. Excess Contributions for Family Members shall be reduced according to procedures described in Code
         Section 401(k)(8) and the Treasury Regulations promulgated thereunder.

         Effective January 1, 1997, Excess Contributions shall be distributed to the Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each such Employee, determined by reducing the Salary Reduction Contributions made on behalf of Highly Compensated Employees beginning with the Highly Compensated Employee with the highest dollar amount of Salary Reduction Contributions.

         Employer Matching Contributions made with respect to a Participant's Excess Contributions shall be forfeited and applied as provided in
         Section 8.3.

         (d) The amount of Excess Contributions to be distributed or recharacterized shall be reduced by the amount of Excess Deferrals previously distributed for the taxable year ending in the same Plan Year, and Excess Deferrals to be distributed for a taxable year shall be reduced by Excess Contributions previously distributed or recharacterized for the Plan Year beginning in such taxable year.

3.7 AGGREGATE LIMIT. Notwithstanding the foregoing, if the Plan does not satisfy the tests in Sections 3.4(a) and 4.4(a), then the sum of the Average Actual Deferral Percentage for Highly Compensated Employees for the Plan Year plus the Average Contribution Percentage for Highly Compensated Employees for the Plan Year shall be adjusted, if necessary, in accordance with Section 3.8 so that the Aggregate Limit is not exceeded. The term "Aggregate Limit" shall mean the greater of:

         (a) the sum of:

             (1) 1.25 times the greater of the Average Actual Deferral Percentage or the Average Contribution Percentage for Nonhighly Compensated Employees for the preceding Plan Year, plus

             (2) two percentage points plus the lesser of the Average Actual Deferral Percentage or the Average Contribution Percentage for Nonhighly Compensated Employees for the preceding Plan Year. In no event, however, shall the amount calculated pursuant to this
             Section 3.7(a)(2) exceed the product of two times the lesser of the Average Actual Deferral Percentage or the Average Contribution Percentage for Nonhighly Compensated Employees for the preceding Plan Year, or

         (b) the sum of:

             (1) 1.25 times the lesser of the Average Actual Deferral Percentage or the Average Contribution Percentage for Nonhighly Compensated Employees for the preceding Plan Year, plus

             (2) two percentage points plus the greater of the Average Actual Deferral Percentage or the Average Contribution Percentage for Nonhighly Compensated Employees for the preceding Plan Year. In no event, however, shall the amount calculated pursuant to this Section 3.7(b)(2) exceed the product of two times the greater of the Average Actual Deferral Percentage or the Average Contribution Percentage for Nonhighly Compensated Employees for the preceding Plan Year.

For Plan Years beginning before January 1, 1997, the Aggregate Limit shall be determined as described above, but shall be based on the Average Actual Deferral Percentage or the Average Contribution Percentage for Nonhighly Compensated Employees for the current Plan Year rather than for the preceding Plan Year.

The Average Actual Deferral Percentage and the Average Contribution Percentage for Highly Compensated Employees shall be determined after any corrective distribution of Excess Deferrals pursuant to Section 3.1(e), Excess Contributions pursuant to Section 3.6(c) and Excess Aggregate Contributions pursuant to Section 4.6.

3.8 RETURN OF CONTRIBUTIONS ABOVE THE AGGREGATE LIMIT. If the Aggregate Limit is exceeded, the Average Actual Deferral Percentage and the Average Contribution Percentage for Highly Compensated Employees shall be reduced in accordance with the following procedures:

         (a) first, by returning Excess Contributions in the same manner as described in Section 3.6 until the Actual Deferral Percentage of a Highly Compensated Employee is reduced to 6% or until the arrangement satisfies the Aggregate Limit, whichever first occurs, and then

         (b) by returning Excess Contributions in the same manner as described in Section 3.6 and by simultaneously forfeiting Attributable Employer Matching Contributions to the extent necessary to enable the arrangement to satisfy the Aggregate Limit. The term "Attributable Employer Matching Contributions" shall mean those Employer Matching Contributions that were made pursuant to Section 4.1 to match the Excess Contributions returned pursuant to this Section 3.8(b).

                                    ARTICLE 4

           EMPLOYER MATCHING CONTRIBUTIONS AND EMPLOYEE CONTRIBUTIONS

4.1      EMPLOYER MATCHING CONTRIBUTIONS.

         (a) As soon as administratively feasible after the end of each pay period, each Employer shall make an Employer Matching Contribution on behalf of Participants who made Salary Reduction Contributions during the preceding pay period. The aggregate amount of the Employer Matching Contribution shall be equal to 50% of each Participant's Salary Reduction Contributions that do not exceed 6% of the Participant's Compensation in such pay period. Compensation earned by a Participant prior to the Participant's eligibility for Plan participation shall be disregarded. Employer Matching Contributions shall be allocated to each Participant's Employer Matching Contribution Account at the time such contribution is made.

         (b) Following the end of each Plan Year, each Employer shall make an additional Employer Matching Contribution with respect to each Participant employed on the last day of such Plan Year whose Salary Reduction Contributions for such Plan Year were equal to the Code
         Section 402(g)(3) limit set forth in Section 3.1(d) to the extent necessary to cause the Employer Matching Contributions for such Participant for the Plan Year to be equal to the amount required by
         Section 4.1(a) calculated on the basis of the Participant's Salary Reduction Contributions and Compensation for the entire Plan Year.

4.2 TIMING OF EMPLOYER MATCHING CONTRIBUTIONS. Each Employer shall forward Employer Matching Contributions to the Trustee for investment in the Trust Fund as soon as administratively feasible after the amount of the Employer Matching Contribution for the applicable pay period has been determined.

4.3 EMPLOYEE CONTRIBUTIONS. Each Eligible Employee may elect to make voluntary, after-tax contributions to the Participant's Employee Contribution Account for each pay period prior to the Participant's termination of employment under the Plan, subject to the provisions and limitations below:

         (a) no Eligible Employee shall be required to make Employee Contributions,

         (b) Employee Contributions shall be subject to the limitations of
         Section 4.4,

         (c) an Eligible Employee may not make Employee Contributions in an amount less than 1% nor more than 10% of such person's Compensation during each pay period (or, in the case of a lump sum deposit, in any amount that, when added to any Employee Contributions made for the Eligible Employee during the Plan Year, is less than 1% nor more than 10% of such person's Compensation for the Plan Year), and all Employee Contributions shall be fully vested at all times,

         (d) Employee Contributions may be made by either payroll deduction or by a lump sum deposit with the Administration Committee within the month preceding the end of the Plan Year. An Eligible Employee may elect to commence or cease making Employee Contributions at any time,

         (e) All Employee Contributions shall be forwarded by the Employer to the Trustee as soon as administratively feasible after the contributions have been withheld from the Eligible Employee's Compensation.

         (f) an Eligible Employee may not make Employee Contributions during any period in which such person is not accruing Hours of Service with an Employer, and

         (g) from time to time, the Administration Committee may review the Employee Contributions made by Participants. If the Administration Committee determines that the Employee Contributions of any Participant are likely to exceed the limitations imposed by any provision of the Plan, the Administration Committee may require such Participant to reduce the amount of any such Employee Contributions or may require the suspension of any future Employee Contributions. In the event that the Administration Committee requires that a Participant's Employee Contributions be reduced or suspended, the Administration Committee shall notify the affected Participant and such person's Employer as soon as administratively feasible.

4.4 PERCENTAGE LIMITATION ON EMPLOYER MATCHING CONTRIBUTIONS AND EMPLOYEE CONTRIBUTIONS. At such intervals as it shall deem proper, the Administration Committee shall review Employer Matching Contributions and Employee Contributions in order to determine that such contributions satisfy one of the tests below:

         (a) the Average Contribution Percentage for Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Nonhighly Compensated Employees for the preceding Plan Year (or, for Plan Years beginning before January 1, 1997, the Average Contribution Percentage for Nonhighly Compensated Employees for the current Plan Year) multiplied by 1.25, or

         (b) the Average Contribution Percentage for Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Nonhighly Compensated Employees for the preceding Plan Year (or, for Plan Years beginning before January 1, 1997, the Average Contribution Percentage for Nonhighly Compensated Employees for the current Plan Year) multiplied by two, provided that the Average Contribution Percentage for Highly Compensated Employees does not exceed the Average Contribution Percentage for Nonhighly Compensated Employees by more than two percentage points. Notwithstanding the foregoing, the limit set forth in this Section 4.4(b) shall be adjusted in accordance with Section 3.7.

4.5      SPECIAL RULES FOR CONTRIBUTION PERCENTAGE LIMIT TESTING.

         (a) The Average Contribution Percentage for any Highly Compensated Employee for the Plan Year who is eligible to receive Employer Matching Contributions or to make Employee Contributions under two or more plans described in Code Section 401(a) that are maintained by an Employer shall be determined as if all such contributions were made under a single plan.

         (b) In the event that the Plan satisfies the requirements of Code Sections 401(m), 401(a)(4) and 410(b) only if aggregated with one or more other plans or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with the Plan, then this
         Section 4.5(b) shall be applied by determining the Average Contribution Percentages as if all such plans were a single plan.

         (c) For Plan Years beginning before January 1, 1997, for purposes of determining the Contribution Percentage of an Eligible Employee who is a 5-percent owner or one of the ten most highly paid Highly Compensated Employees, Employer Matching Contributions, Employee Contributions and Compensation of such person shall include the Employer Matching Contributions, Employee Contributions and Compensation of Family Members for the Plan Year. Family Members with respect to Highly Compensated Employees shall be disregarded as separate Employees in determining the Average Contribution Percentage both for Nonhighly Compensated Employees and Highly Compensated Employees.

         (d) For purposes of determining the test described in Section 4.4, Employer Matching Contributions and Employee Contributions must be made before the last day of the 12 month period immediately after the Plan Year to which those contributions relate.

         (e) The determination and treatment of the Average Contribution Percentage shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

4.6      ADJUSTMENTS TO CONTRIBUTIONS.

         (a) Excess Aggregate Contributions plus any income and minus any loss allocable thereto until the date of distribution shall be forfeited if forfeitable or if not forfeitable shall be distributed in cash to Highly Compensated Employees within 2-1/2 months after the end of the Plan Year but in no instance later than the last day of the Plan Year after the Plan Year for which the Excess Aggregate Contributions were made.

         (b) The Excess Aggregate Contributions shall be adjusted for income or loss. The income or loss allocable to Excess Aggregate Contributions for the Plan Year shall be determined by multiplying the income or loss allocable to the Participant's Employer Matching Contributions and Employee Contributions for the Plan Year by a fraction, the numerator of which is the Excess Aggregate Contributions on behalf of the Participant for the Plan Year and the denominator of which is the sum of the Participant's Account Balance attributable to Employer Matching Contributions and Employee Contributions on the last day of the Plan Year reduced by the gain allocable to such amount for the Plan Year and increased by the loss allocable to such amount for the Plan Year. The Administration Committee may determine that the income allocable to Excess Aggregate Contributions for the period between the end of the Plan Year and the date of the corrective distribution may be disregarded or calculated under any method permissible in accordance with the Treasury Regulations and other official pronouncements from the Secretary of the Treasury.

         (c) Excess Aggregate Contributions shall be returned in accordance with the procedure in this Section 4.6(c). The Contribution Percentage of the Highly Compensated Employee with the highest Contribution Percentage shall be reduced to the extent required to enable the arrangement to satisfy the test described in Section 4.4 or cause such Highly Compensated Employee's Contribution Percentage to equal the ratio of the Highly Compensated Employee with the next highest Contribution Percentage and the excess shall be allocated among Family Members in proportion to the Employer Matching Contributions and Employee Contributions made on behalf of each Family Member that are combined to determine the Contribution Percentage. The foregoing procedure shall be repeated until the Plan satisfies the test described in Section 4.4. Excess Aggregate Contributions for Family Members shall be reduced according to procedures established by Code Section 401(m)(6) and the Treasury Regulations promulgated thereunder.

         Effective January 1, 1997, Excess Aggregate Contributions shall be returned to the Highly Compensated Employees on the basis of the respective portions of the Excess Aggregate Contributions attributable to each such Employee, determined by reducing Employer Matching Contributions and Employee Contributions made by or on behalf of Highly Compensated Employees beginning with the Highly Compensated Employee with the highest dollar amount of Employer Matching Contributions and Employee Contributions.

4.7 OVERALL LIMITATION ON ANNUAL ADDITIONS. Notwithstanding any Plan provision to the contrary, in no event shall the annual additions allocated to a Participant's Account for any Limitation Year exceed the lesser of:

         (a) 25% of the Participant's Compensation for the Limitation Year, or

         (b) $30,000 (as adjusted by the Adjustment Factor).

The Compensation limitation referred to in Section 4.7(a) shall not apply to:

         (c) any contribution for medical benefits (within the meaning of Code
         Section 419A(f)(2)) after separation from service that is otherwise treated as an annual addition, or

         (d) any amount otherwise treated as an annual addition under Code
         Section 415(l)(l).

If, as of the last day of the Plan Year, a Participant's annual additions would exceed the amount provided for in this Section as a result of a reasonable error in estimating the Participant's Compensation or under other limited facts and circumstances that the Commissioner of the Internal Revenue Service determines to be appropriate, the excess amount shall be computed and administered in accordance with the following procedures:

         (a) the excess shall be refunded to the Participant from the Participant's Salary Reduction Contribution Account adjusted for earnings and losses thereon to the extent the excess results from a mistaken application of the limitations of Section 3.1(a).

         (b) next, the excess shall be refunded to the Participant from the Participant's Employee Contribution Account adjusted for earnings and losses thereon,

         (c) next, the excess shall be forfeited from the Participant's Employer Matching Contribution Account adjusted for earnings and losses thereon and the total amount of such forfeitures for all Participants shall be held in a suspense account the balance of which shall be used to offset the amount of additional Employer Matching Contributions, and

         (d) finally, any remaining excess shall be refunded to the Participant from the Participant's Salary Reduction Contribution Account adjusted for earnings and losses thereon.

4.8      SPECIAL RULES.

         (a) PARTICIPATION IN ANOTHER DEFINED CONTRIBUTION PLAN. The limitations in Section 4.7 with respect to any Participant who at any time has participated in any other tax-qualified defined contribution plan maintained by an Employer shall apply as if the total contributions allocated under all such defined contribution plans in which the Participant has participated were allocated under one plan.

         (b) PARTICIPATION IN A DEFINED BENEFIT PLAN. This Section 4.8(b) shall apply only for Limitation Years beginning before January 1, 2000. If a Participant has at any time been a participant in a tax-qualified defined benefit plan maintained by an Employer, the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction (as those terms are defined below) for any year shall not exceed one. In the event the sum of the Defined Benefit Plan Fraction and Defined Contribution Plan Fraction would otherwise exceed one for any Plan Year, the projected annual retirement income benefit under an Employer sponsored defined benefit plan shall be limited to the extent necessary to reduce the Defined Benefit Plan Fraction so that the sum of the two fractions does not exceed one.

                  (1) The "DEFINED BENEFIT PLAN FRACTION" for any Limitation Year is a fraction the numerator of which is the Participant's projected annual retirement income benefit under all defined benefit plans maintained by the Employers determined as of the end of the Limitation Year and the denominator of which is the lesser of:

                           (A) the product of 1.25 multiplied by $90,000 adjusted by the Adjustment Factor, and

                           (B) the product of 1.4 multiplied by 100% of the Participant's average annual Compensation for the three consecutive calendar years during which the Participant's Compensation was the highest.

                  (2) The "DEFINED CONTRIBUTION PLAN FRACTION" for any Limitation Year is a fraction the numerator of which is the sum of the annual additions to the accounts of the Participant in all defined contribution plans maintained by the Employer as of the end of the Limitation Year for that Limitation Year and all preceding Limitation Years and the denominator of which is the sum of the lesser of the amounts below determined for such Limitation Year and for each prior Limitation Year of service with the Employer:

                           (A) the product of 1.25 multiplied by $30,000 adjusted by the Adjustment Factor, and

                           (B) the product of 1.4 multiplied by 25% of the Participant's Compensation for such Limitation Year.

         (c) ADJUSTMENT OF LIMITATION FOR YEARS OF SERVICE OR PARTICIPATION.

                  (1) In the case of a Participant who has completed less than ten years of participation in the Plan, the limitation set forth in Section 4.8(b)(1)(A) above shall be adjusted by multiplying such amount by a fraction the numerator of which is the Participant's number of years (or part thereof) of participation in the Plan and the denominator of which is ten.

                  (2) If a Participant has completed less than ten years of service with the Employers, the limitation set forth in
                  Section 4.8(b)(1)(B) shall be adjusted by multiplying such amount by a fraction the numerator of which is the Participant's number of years of service (or part thereof) and the denominator of which is ten.

         (d) Notwithstanding any Plan provision to the contrary, Sections 4.7,
         4.8 and 4.9 shall be construed in a manner that is consistent with Code
         Section 415 and the Treasury Regulations and other rulings promulgated thereunder, all of which to the extent necessary are incorporated by this reference and made a part of the Plan.

4.9 DEFINITIONS. As used in Sections 4.7 and 4.8, the term "annual addition" shall mean the amount allocated to a Participant's Account during the Limitation Year attributable to:

         (a) Salary Reduction Contributions,

         (b) Employer Matching Contributions,

         (c) Employee Contributions,

         (d) allocated forfeitures, and

         (e) amounts described in Code Sections 415(1)(1) and 419A(d)(2).

4.10 REVERSION OF EMPLOYER MATCHING CONTRIBUTIONS. Except as provided in this Section 4.10 and in Section 15.3, Plan assets shall never be returned to the Employers.

         (a) In the case of an Employer Matching Contribution that is made as a result of a mistake of fact, such contribution may be returned to the Employer within one year after the payment of the contribution.

         (b) If an Employer Matching Contribution is conditioned upon initial qualification of the Plan under Code Section 401(a) and if the Plan receives an adverse determination with respect to its initial qualification, then such contribution may be returned to the Employers within one year after such determination if application for determination is made by the time prescribed by law for filing the Company's Federal tax return for the taxable year in which the Plan was adopted or such later date as the Secretary of the Treasury may prescribe.

         (c) In the case of an Employer Matching Contribution that is determined to be not deductible under Code Section 404, then such contribution shall be returned to the Employers within one year after such disallowance of the deduction.

With respect to Sections 4.10(a) and 4.10(c), investment earnings attributable to such returned amounts shall not be returned to the Employers, and investment losses attributable to such returned amounts shall reduce the amount eligible to be returned.

                                    ARTICLE 5

                              PARTICIPANT ACCOUNTS

5.1 SEPARATE SUBACCOUNTS. The Administration Committee shall maintain or cause to be maintained a separate Account for each Participant that shall consist of the Participant's Salary Reduction Contribution Account, Employer Matching Contribution Account, Employee Contribution Account, Rollover Contribution Account and Prior Plan Account.

5.2 VALUATION OF TRUST FUND. The fair market value of all assets comprising the Trust Fund shall be determined as of each Valuation Date in accordance with procedures approved by the Administration Committee.

5.3 STATEMENTS. From time to time the Administration Committee shall cause to be furnished to each Participant and Beneficiary of deceased Participants a statement showing the value of such persons' Accounts.

                                    ARTICLE 6

                                   INVESTMENTS

6.1 TRUST FUND. All Plan contributions shall be paid into the Trust Fund. All such amounts shall be held and disbursed in accordance with the provisions of the Plan and Trust Agreement. No person shall have any interest in or right to any part of the Trust Fund except as expressly provided in the Plan or Trust Agreement.

6.2 AUTHORIZED INVESTMENTS AND INVESTMENT CONTROL. The Investment Committee and Trustee shall be subject to the following requirements in connection with the management and investment of Plan assets. Participants and Beneficiaries shall direct the Trustee with respect to the investment of their Account Balances. Such investments shall be made among various investment fund alternatives that represent varying degrees of risk and potential investment return. The Investment Committee shall be responsible for the selection and retention of the various investment funds available in the Trust. The Investment Committee may add to or replace any investment fund at any time and for any reason; provided that the Administration Committee shall provide reasonable advance notice to affected Participants and Beneficiaries of the addition or discontinuation of a specific investment fund. The Investment Committee reserves the right to terminate all investment funds and invest all assets of the Trust Fund for the general benefit of Participants and Beneficiaries and to temporarily suspend Participant and Beneficiary investment directions in connection with any event or transaction in which the Investment Committee determines such suspension is necessary or appropriate, including without limitation a merger of the Plan with another plan, a transfer of assets from the Plan to another plan or from another plan to the Plan, a change in administrative services provided to the Plan or a change in the investment options to be offered to Participants and Beneficiaries. Such temporary suspension will apply to those Participants and Beneficiaries designated by the Investment Committee for such periods of time as the Investment Committee determines in its discretion.

If a Participant or Beneficiary does not indicate such person's investment fund election, then the Administration Committee shall cause the amounts held in such Participant's or Beneficiary's Account to be invested in the currently available intermediate investment fund available in the Trust until such time as the Participant's or Beneficiary's instructions are made in accordance with procedures established by the Administration Committee. The Administration Committee shall establish such rules as it deems necessary or appropriate respecting investment elections.

One of the investment fund alternatives shall be a fund designed to invest primarily in the common stock of the Company. The Company common stock to be held by the Trustee may be contributed or sold to the Plan by the Company or may be acquired on the market. The acquisition, investment and holding of Plan assets in the Company common stock investment fund is expressly authorized by the Plan and shall not be subject to any other limitations or restrictions to the fullest extent permitted by ERISA.

Participants may allocate their Account Balance among the investment funds available under the Plan in whole percentages of not less than 1%. Participants may change their investment fund allocations on a daily basis, but not more frequently than one time per day.

6.3 ASSUMPTION OF RISK BY PARTICIPANTS. Each Participant and Beneficiary assumes the investment risk in connection with the investment of such person's Account Balance, and neither the Company, any Employer, any Administration Committee member, any Investment Committee member nor the Trustee shall have any liability to any person with respect to any such investment allocation decision.

6.4 GENERAL PROVISIONS REGARDING INVESTMENT DIRECTION. Participant investment directions are subject to the following provisions:

         (a) The Administration Committee shall be responsible for providing information to and responding to requests from Participants concerning investment directions.

         (b) The Administration Committee shall provide Participants with the information listed below which may be contained in the Plan's summary plan description or in other Plan related materials:

                  (1) an explanation that the Plan is intended to constitute a plan described in ERISA Section 404(c) and the Department of Labor regulations promulgated thereunder,

                  (2) a statement that the Plan fiduciaries may be relieved of liability for any losses that are the direct and necessary result of investment directions given by Participants or Beneficiaries,

                  (3) a description of the investment funds available under the Trust and with respect to each designated investment fund a general description of the investment objective including information relating to the type and diversification of assets comprising the portfolio of the designated investment fund,

                  (4) an explanation of the circumstances under which Participants and Beneficiaries may give investment directions and an explanation of any specific Plan limitations on such directions including any restrictions on transfers to or from a designated investment fund,

                  (5) a description of any transaction fees and expenses that affect the Participant's or Beneficiary's Account Balance in connection with purchases or sales of interests in the investment funds (for example, commissions, sales loads, deferred sales charges and redemption or exchanges fees), and

                  (6) in the case of an investment fund that is subject to the Securities Act of 1933 and in which the Participant or Beneficiary has no assets invested immediately after the Participant's or Beneficiary's initial investment a copy of the most recent prospectus provided to the Plan.

         (c) The Administration Committee shall provide the information listed below upon request by a Participant or Beneficiary:

                  (1) a description of the annual operating expenses of each designated investment fund (for example, investment management fees, administrative fees and transaction costs) that reduce the rate of return to Participants and Beneficiaries and the aggregate amount of such expenses expressed as a percentage of average net assets of the designated investment fund,

                  (2) copies of any prospectuses, financial statements, reports and of any other materials relating to the investment funds available under the Trust to the extent such information is provided to the Plan,

                  (3) information concerning the value of shares or units in the designated investment funds in the Trust as well as the past and current investment performance of such alternatives determined net of expenses on a reasonable and consistent basis, and

                  (4) information concerning the value of shares or units in the designated investment funds in which the Accounts of Participants and Beneficiaries are invested.

                                    ARTICLE 7

                   DEATH BENEFITS AND BENEFICIARY DESIGNATIONS

7.1 DISTRIBUTION DUE TO DEATH. If a Participant dies while employed under the Plan, all amounts in such deceased Participant's Account shall be fully vested. In such case, the deceased Participant's Account Balance, determined as soon as administratively feasible after the Participant's death, shall be paid in a lump sum in cash, in kind, or part in cash and part in kind to the deceased Participant's Beneficiary.

7.2      BENEFICIARY DESIGNATION.

         (a) Each Participant may designate one or more persons as Beneficiary of the Participant's Account not otherwise to be distributed to the Participant's surviving spouse in the event of the Participant's death. If more than one Beneficiary is designated, the Participant may specify the sequence and/or proportion in which distributions shall be made to each Beneficiary. The designation shall be made on a form acceptable to the Administration Committee and shall become effective when filed with the Administration Committee. Each Participant may change the Beneficiary designation from time to time by filing a new designation form with the Administration Committee. Prior to the death of the Participant, no designated Beneficiary shall have any interest in any amounts held in the Participant's Account. Participants may not designate the Company, any Employer or a Plan fiduciary in their respective capacities as such as Beneficiary.

         (b) If a married Participant designates a person other than or in addition to the Participant's spouse as Beneficiary, then such designation shall not be effective unless the Participant's spouse executes a written consent to such designation. The consent of the spouse must be in writing, must acknowledge the effect of the consent, must acknowledge the designation of a specific Beneficiary and must be witnessed by a notary public or, if permitted by the Administration Committee, a Plan representative. Notwithstanding the spousal consent requirement, such consent shall not be required if it is established to the satisfaction of the Administration Committee that the consent cannot be obtained because there is no spouse, the spouse cannot be located or such other circumstances as may be prescribed by applicable Treasury Regulations. Any consent under this Section 7.2(b) shall be valid only with respect to the spouse who signs the consent. A designation made by a Participant and consented to by the Participant's spouse may be revoked by the Participant in writing without the consent of the spouse anytime prior to the commencement of distributions from the Participant's Account. Any new designation of a nonspousal Beneficiary must comply with the requirements of this Section 7.2(b).

         (c) If a married Participant designates a person other than or in addition to the married Participant's spouse as Beneficiary and does not obtain the spousal consent to such designation as required by
         Section 7.2(b), then all of the Participant's remaining Account Balance shall be paid to the Participant's surviving spouse in the event of the Participant's death.

         (d) If no designated Beneficiary exists upon the death of a Participant, then the deceased Participant's Account Balance shall be paid to the deceased Participant's estate. If, however, a married Participant fails to designate a Beneficiary, the deceased Participant's surviving spouse shall be the Beneficiary of the deceased Participant's entire Account Balance.

         (e) If any doubt exists as to the right of any person to receive any distribution from the Plan with respect to a deceased Participant, the Trustee on instructions from the Administration Committee may retain the deceased Participant's entire Account Balance until the rights thereto are determined or the Administration Committee may direct the Trustee to pay such Account Balance into any court of competent jurisdiction. In either of such events, neither the Company, any of the Employers, nor any Plan fiduciary shall have any obligations to any claimant of the deceased Participant's Account Balance.

         (f) The Administration Committee may adopt such rules and develop such forms and other procedures as it determines are necessary or appropriate for the administration of the Plan's Beneficiary designation provisions.

         (g) A Participant's Beneficiary designation shall be void in the event of the Participant's marriage, and the newly married Participant must comply with the foregoing provisions to designate a Beneficiary other than the Participant's spouse.

                                    ARTICLE 8

                      VESTING AND TERMINATION OF EMPLOYMENT

8.1 VESTING IN SALARY REDUCTION, EMPLOYEE AND ROLLOVER CONTRIBUTIONS. Each Participant's Salary Reduction Contribution Account, Employee Contribution Account and Rollover Contribution Account shall be fully vested at all times.

8.2      VESTING IN EMPLOYER MATCHING CONTRIBUTIONS.

         (a) A Participant whose employment under the Plan is terminated prior to the Participant's Normal Retirement Date for any reason other than death shall have a vested interest in the Participant's Employer Matching Contribution Account and any earnings or losses attributable thereto determined as follows:


       Years of Vesting Service                              Percentage Vested
       ------------------------                              -----------------
             less than 2.............................................0%
             2 but less than 3......................................20%
             3 but less than 4......................................40%
             4 but less than 5......................................60%
             5 but less than 6......................................80%
             6 or more.............................................100%

         Participants employed by an Employer before May 1, 1992, shall have a fully vested interest upon the completion of five Years of Vesting Service rather than six Years of Vesting Service. For all such Participants, vesting for service of less than five years shall be in accordance with the foregoing vesting schedule.

         Notwithstanding the foregoing, a Participant whose employment under the Plan is terminated on or after the Effective Date and prior to the Participant's Normal Retirement Date for any reason other than death shall have a vested interest in the Participant's Employer Matching Contribution Account and any earnings or losses attributable thereto determined as follows:


       Years of Vesting Service                              Percentage Vested
       ------------------------                              -----------------

          less than 1.................................................0%
          1 but less than 2..........................................33%
          2 but less than 3..........................................67%
          3 or more.................................................100%

         (b) If a Participant attains his Normal Retirement Date while employed under the Plan, all amounts in such Participant's Account shall be fully vested.

8.3      FORFEITURES.

         (a) If a Participant terminates employment under the Plan and the value of the Participant's vested Account Balance derived from Employer Matching Contributions and Employee Contributions is not greater than $5,000 ($3,500, for Plan Years beginning before January 1, 1998), the Participant shall receive a distribution of the value of the entire vested Account Balance and the nonvested portion shall be treated immediately as a forfeiture. For purposes of this Section 8.3(a), if the value of a Participant's vested Account Balance is zero, the Participant shall be deemed to have received a distribution of such vested Account Balance at the time of such termination of employment.

         (b) If a Participant terminates employment under the Plan and elects in accordance with the requirements of Section 9.2 to receive a distribution of the value of the Participant's vested Account Balance, the nonvested portion shall be treated immediately as a forfeiture. A Participant may not elect to take less than the entire portion of such Participant's vested Account Balance as a distribution from the Plan.

         (c) If a Participant receives or is deemed to receive a distribution pursuant to this Section and the Participant resumes employment covered under the Plan, the Participant's previously forfeited Account Balance shall be restored to the amount on the date of distribution if the Participant is reemployed before the date the Participant incurs five consecutive One-Year Breaks in Service following the date of the distribution. A reemployed Participant shall have no obligation to repay a previous distribution from the Plan as a condition to restoration of his previously forfeited Account Balance.

         (d) If a Participant does not receive or is not deemed to receive a distribution pursuant to this Section and the Participant does not resume covered employment under the Plan, the nonvested portion of the Participant's Account Balance shall become a permanent forfeiture after the Participant incurs five consecutive One-Year Breaks in Service.

         (e) Forfeitures arising under the Plan shall be used to reduce future Employer Matching Contributions under the Plan.

8.4 DISTRIBUTION OF VESTED BENEFITS. Benefits payable in the case of a Participant whose employment is terminated shall be paid in accordance with
Article 7 in the case of death or Article 9 in the case of a Participant who retires or otherwise terminates employment under the Plan with a vested Account Balance.

                                    ARTICLE 9

                            DISTRIBUTION OF BENEFITS

9.1 NORMAL FORM OF BENEFIT. Subject to the limitations of Article 8, all Plan distributions shall be paid in a single sum in cash, in kind or part in cash and part in kind in an amount equal to the value of the Participant's vested Account Balance determined at the time of the distribution.

9.2 TIME OF DISTRIBUTION. Distribution of a Participant's vested Account Balance shall be made in accordance with the following provisions:

         (a) If a Participant's vested Account Balance is greater than $5,000 ($3,500, for Plan Years beginning before January 1, 1998), but the Participant and the Participant's spouse do not consent to an immediate distribution, the Participant's Account Balance shall be retained until:

                  (1) distributed as soon as administratively feasible after the earlier of the Participant's request for distribution after the Participant's Normal Retirement Date or the date the Participant and the Participant's spouse consent to an immediate distribution, or

                  (2) distributed pursuant to Section 9.2(c) prior to the Participant's Normal Retirement Date after a written request by the Participant and consent of the Participant's spouse if necessary.

         (b) If on termination of a Participant's employment under the Plan the value of the Participant's vested Account Balance is not greater than $5,000 ($3,500, for Plan Years beginning before January 1, 1998), the entire Account Balance may be distributed as soon as administratively feasible to the Participant in a single sum distribution.

         (c) If on termination of a Participant's employment under the Plan the value of the Participant's vested Account Balance is greater than $5,000 ($3,500, for Plan Years beginning before January 1, 1998), then the Participant may elect to receive the Participant's Account Balance in substantially equal monthly installments payable on the first day of each month over a period of 60, 120 or 180 consecutive months in lieu of a single sum distribution. Any such election must be in a manner acceptable to the Administration Committee. In no event, however, shall the period of distribution exceed the Participant's life expectancy. If the Participant dies after the distribution commencement date but before the number of certain payments has been made, the monthly payments shall continue to be made to the deceased Participant's Beneficiary until the total number of payments has been made unless the deceased Participant's Beneficiary elects in accordance with the provisions of Article 7 to receive the remaining Account Balance in a single sum distribution.

If a distribution is made in installments, the Participant's undistributed Account Balance shall be held in the Trust until the last installment is paid. The aggregate of such installment payments of such Participant may be more or less than the value of the Participant's Account Balance at the Participant's retirement or death depending on the investment performance of, and expenses allocated to, the Trust Fund during the period over which such installments are paid from the Trust Fund.

9.3 INVESTMENT OF ACCOUNT BALANCE OF TERMINATED PARTICIPANT. In the event a Participant's employment under the Plan is terminated and the Participant does not consent to an immediate distribution of the Participant's Account Balance, such Account Balance shall continue to be invested as if the terminated Participant's employment under the Plan continued.

9.4 LATEST DISTRIBUTION DATE. Nothing in the Plan shall be construed to permit distribution of a Participant's Account Balance to begin later than the 60th day after the close of the Plan Year in which occurs (a) the date on which the Participant reaches the Normal Retirement Date, (b) the tenth anniversary of the year in which the Participant commenced Plan participation, or (c) the date the Participant terminates employment under the Plan, whichever is latest.

9.5      MANDATED COMMENCEMENT OF BENEFITS.

         (a) Notwithstanding any other provision of the Plan, to the extent required under Code Section 401(a)(9), distribution of the vested Account Balance of a Participant who is a 5% owner (as defined in Code
         Section 416) or who attains age 70 1/2 prior to January 1, 1999, shall commence not later than April 1 of the calendar year following the calendar year in which he attains age 70 1/2 and, with respect to such Participants who are Employees, on December 31 of such year and each succeeding year. In addition, the vested Account Balance of any other Participant must be distributed or commence to be distributed not later than the April 1 of the calendar year following the later of (i) the calendar year in which he attains age 70 1/2 or (ii) the calendar year in which he terminates employment.

         (b) Notwithstanding the foregoing, distributions under this Section shall be made in accordance with the provisions of Code Section 401(a)(9) and Treasury Regulations issued thereunder, including Treasury Regulation Section 1.401(a)(9)-(2), which provisions are hereby incorporated herein by reference, provided that such provisions shall override the other distribution provisions of the Plan only to the extent that such other Plan provisions provide for distribution that is less rapid than required under such provisions of the Code and Regulations. Nothing contained in this Section shall be construed as providing any optional form of payment that is not available under the other distribution provisions of the Plan.

9.6 DIRECT ROLLOVERS. A distributee may elect at the time and in the manner prescribed by the Administration Committee to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         (a) The term "eligible rollover distribution" shall mean any distribution of all or any portion of the balance to the credit of the distributee except that an eligible rollover distribution shall not include any distribution that is one of a series of substantially equal periodic payments not less frequently than annually made for the life or life expectancy of the distributee or the joint lives or joint life expectancies of the distributee and the distributee's designated beneficiary or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code
         Section 401(a)(9); the portion of any distribution that is not includible in gross income determined without regard to the exclusion for net unrealized appreciation with respect to employer securities; or, for distributions after December 31, 1998, any "hardship" distribution described in Section 10.8.

         (b) The term "eligible retirement plan" shall mean an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a) or an exempt trust described in Code
         Section 401(a) that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the Participant's surviving spouse, the term "eligible retirement plan" shall mean an individual retirement account or individual retirement annuity.

         (c) The term "distributee" shall include an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order (as defined in Section 21.2) are distributees with regard to the interest of the spouse or former spouse.

         (d) The term "direct rollover" shall mean a payment by the Plan to the eligible retirement plan specified by the distributee.

9.7 WAIVER OF 30 DAY NOTICE. If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the notice required under Treasury Regulation Section 1.411(a)(11)(c) is given provided that:

         (a) the Administration Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution and the available distribution options, and

         (b) the Participant after receiving the notice affirmatively elects to receive a distribution and waives the remainder of the 30 day period.

                                   ARTICLE 10

                             IN-SERVICE WITHDRAWALS

10.1 IN-SERVICE WITHDRAWALS PERMITTED. In-service withdrawals to a Participant who is an Employee are permitted pursuant to the terms and conditions set forth in this Article.

10.2 IN-SERVICE WITHDRAWAL APPLICATION AND NOTICE. A Participant shall apply for any in-service withdrawal in such manner and with such advance notice as prescribed by the Administration Committee. The minimum in-service withdrawal amount under this Article 10 shall be $500 or such other amount as may be approved by the Administration Committee in accordance with uniform and nondiscriminatory standards. There shall be no restriction on the number of in-service withdrawals granted to any Participant.

The Participant shall be provided the notice prescribed by Code Section 402(f) to the extent required by law. Code Sections 401(a)(11) and 417 do not apply to in-service withdrawals under the Plan as described in this Article. An in-service withdrawal may commence less than 30 days after the aforementioned notice is provided, if:

         (a) the Participant is clearly informed that the Participant has the right to a period of at least 30 days after receipt of such notice to consider the option to elect or not elect a Direct Rollover for all or a portion, if any, of the in-service withdrawal which constitutes an Eligible Rollover Distribution; and

         (b) the Participant after receiving such notice, affirmatively elects a Direct Rollover for all or a portion, if any, of the in-service withdrawal which constitutes an Eligible Rollover Distribution or alternatively elects to have all or a portion made payable directly to the Participant, thereby not electing a Direct Rollover for all or a portion thereof.

10.3 SPOUSAL CONSENT. A Participant is not required to obtain spousal consent in order to receive an in-service withdrawal under the Plan.

10.4 IN-SERVICE WITHDRAWAL APPROVAL. The Administration Committee is responsible for determining whether an in-service withdrawal request conforms to the requirements described in this Article and granting such request.

10.5 PAYMENT FORM AND MEDIUM. The form of payment for an in-service withdrawal shall be a single lump sum and payment shall be made in cash. With regard to the portion of an in-service withdrawal representing an Eligible Rollover Distribution, a Participant may elect a Direct Rollover for all or a portion of such amount.

10.6 SOURCE AND TIMING OF IN-SERVICE WITHDRAWAL FUNDING. An in-service withdrawal to a Participant shall be made solely from the Participant's own Account and shall be based on the Account values as of the date the in-service withdrawal is processed. The available assets shall be determined first by Account and then within each Account used for funding an in-service withdrawal, amounts shall be taken from each investment fund in direct proportion to the market value of the Participant's interest in each investment fund (which excludes his or her loan account balance) as of the date on which the in-service withdrawal is processed. The in-service withdrawal shall be funded and paid as soon as administratively feasible after the date as of which the in-service withdrawal is processed.

10.7 WITHDRAWALS FROM ROLLOVER CONTRIBUTIONS ACCOUNT AND EMPLOYEE CONTRIBUTIONS ACCOUNT. A Participant who is an Employee may request the withdrawal of all or any portion of his Rollover Contribution Account and/or his Employee Contribution Account at any time while participating in the Plan. A withdrawal made pursuant to this Section 10.7 shall not affect a Participant's ability to make or be eligible to receive further contributions under the Plan.

10.8     HARDSHIP WITHDRAWALS.

         (a) REQUIREMENTS. A Participant who is an Employee may request the withdrawal of up to the amount necessary to satisfy a financial need including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the withdrawal. Only requests for withdrawals (1) on account of a Participant's "Deemed Financial Need" and (2) which are "Deemed Necessary" to satisfy the financial need shall be approved. Following receipt of the hardship withdrawal, the Participant shall cease all elective deferrals and/or voluntary contributions under the Plan, and any other plans maintained by the Employer, for a period of twelve months. Further, the amount of elective deferrals that may be made by the Participant in the taxable year immediately following receipt of the hardship withdrawals shall be limited to the applicable limit under Code Section 402(g) for such next taxable year less the amount of the Participant's elective deferrals made to the Plan during the taxable year in which the hardship withdrawal was taken.

         (b) "DEEMED FINANCIAL NEED" shall mean an immediate and heavy financial need relating to:

                  1. the payment of unreimbursed medical care expenses (described under Code Section 213(d)) incurred (or to be incurred) by the Employee, the Employee's spouse or dependents (as defined in Code Section 152);

                  2. the purchase (excluding mortgage payments) of the Employee's principal residence;

                  3. the payment of unreimbursed tuition, related educational fees and room and board for up to the next 12 months of post-secondary education for the Employee, the Employee's spouse or dependents (as defined in Code Section
                  152);

                  4. the payment of amounts necessary for the Employee to prevent losing the Employee's principal residence through eviction or foreclosure on the mortgage; or

                  5. any other circumstance specifically permitted under Code Section 401(k)(2)(B)(i)(IV).

         (c) "DEEMED NECESSARY." A withdrawal is "Deemed Necessary" to satisfy the financial need only if the withdrawal amount does not exceed the financial need and all of these conditions are met:

                  1. the Employee has obtained all possible withdrawals (other than hardship withdrawals) and nontaxable loans available from the Plan and all other plans maintained by the Employer and any other employer required to be aggregated with the Employer under Code Sections 414(b), (c), (m) or (o) ("related employers");

                  2. the Administration Committee shall suspend the Employee from making any contributions to the Plan and all other qualified and nonqualified plans of deferred compensation and all stock option or stock purchase plans maintained by the Employer and related employers for 12 months from the date the withdrawal payment is made; and

                  3. the Administration Committee shall reduce the contribution dollar limit set forth in Section 3.1(d) for the Employee with regard to the Plan and all other plans maintained by related employers for the calendar year next following the calendar year of the withdrawal by the amount of the Employee's Salary Reduction Contributions for the calendar year of the withdrawal.

         (d) ACCOUNT SOURCES AND FUNDING ORDER. The withdrawal shall come from the Participant's Salary Reduction Contribution Account determined without regard to investment earnings after December 31, 1988 on that account.

10.9     OVER AGE 59 1/2 WITHDRAWALS.

         (a) REQUIREMENTS. A Participant who is an Employee and over age 59 1/2 may make an Over Age 59 1/2 withdrawal. An Over Age 59 1/2 withdrawal shall not affect a Participant's ability to make or be eligible to receive further contributions under the Plan.

         (b) ACCOUNT SOURCES AND FUNDING ORDER. An Over Age 59 1/2 withdrawal shall come from the following of the Participant's fully vested Accounts, in the priority order as follows:

                          Rollover Contribution Account
                          Salary Reduction Contribution Account
                          Prior Plan Account
                          Employer Matching Contribution Account
                          Employee Contribution Account

                                   ARTICLE 11

                                      LOANS

11.1 OVERALL LIMITATIONS. The Trustee may make loans from the Trust Fund to any Participant who is an Eligible Employee at the time such loan is made. Each loan shall be made upon application of the Participant in a manner prescribed by the Administration Committee. A Participant shall not be allowed to have more than two outstanding loans at any time. A Participant who is not accruing Hours of Service shall not be permitted to obtain a Plan loan.

No loan shall be granted to the extent it would cause the aggregate balance of all loans that a Participant has outstanding from the Plan and from any other tax-qualified plan maintained by the Employers (an "Other Plan") to exceed an amount equal to the lesser of:

         (a)  $50,000 reduced by the excess if any of:

              (1) the highest outstanding balance of all loans from the Plan and all Other Plans during the one year period ending on the loan Determination Date, over

              (2) the outstanding balance of all loans from the Plan and all Other Plans on the date the loan is made, or

         (b)  one-half of the Participant's vested Account Balance.

The "LOAN DETERMINATION DATE" for purposes of determining a Participant's maximum loan hereunder and the outstanding balance of any loan shall be the date on which the Participant's loan application is made. A Participant must consent to the repayment of any outstanding loan balance from the Participant's Account Balance in the event of a default as determined in accordance with Section 11.5 at the time when the Participant is first eligible to receive a distribution of the Participant's Account Balance.

11.2 TERMS OF LOAN. All loans shall be on such terms and conditions as the Administration Committee may determine provided that all loans shall:

         (a) be made pursuant to a promissory note that is subject to default rules that are not inconsistent with those described in Section 11.5 and that is secured by the Participant's Account Balance as provided by ERISA,

         (b) be amortized on a substantially level basis with payments to be made from payroll deductions except as otherwise permitted by the Administration Committee,

         (c) bear a reasonable rate of interest that may be a fluctuating rate that shall be based on the prime rate,

         (d) be adequately secured by a pledge of not more than 50% of the Participant's vested account balance; provided that consent of the Participant's spouse is not required as a condition to such pledge,

         (e) provide for repayment in full on or before the earlier of five years after the date on which the loan is made (ten years after the date the loan is made if the loan if the loan proceeds will be used to acquire a dwelling that within a reasonable period of time is to be used as the principal residence of the Participant) or the date of distribution of the Participant's Account Balance,

         (f) be in an amount not less than $1,000 or such other amount determined from time to time by the Administration Committee.

11.3 SOURCE OF LOANS. A loan account shall be established for each Participant who receives a Plan loan. The Administration Committee shall develop such rules as may be necessary to govern the transfer from the Participant's account to the Participant's loan account.

11.4 WITHHOLDING AND APPLICATION OF LOAN PAYMENTS. Principal and interest payments shall be made through periodic payroll deduction. Principal and interest payments first shall be credited to the Participant's loan account and any loss caused by nonpayment of such loan shall be borne solely by such Participant's loan account and shall then be transferred to the Participant's Account in the ratio in which such Account provided funding for the original loan proceeds to be invested in accordance with the Participant's investment instructions in effect at the time of such repayment.

11.5     DEFAULT.

         (a) A Participant's loan shall be considered in default if the Participant fails to make any required payment under the loan or the Plan is terminated. A loan that is in default shall become due and payable 90 days after the Participant terminates employment or, if the default occurs while the Participant is an Employee, 90 days after the date of the default. In the event a default occurs and is not cured within any grace period set forth in the promissory note or otherwise allowed by the Administration Committee, the final amount due under the promissory note shall become immediately due and payable.

         (b) The Administration Committee, in its sole discretion, may take such action as it may deem appropriate to enforce payment of any loan, including, without limitation, the execution by the Plan upon its security interest in the Participant's Account Balance and outstanding loan balance; provided, however, that the Plan shall not levy against the Account Balance of the Participant until such time that a distribution from the Account would otherwise be available under the Plan including, if applicable, a hardship withdrawal under Section
         10.8. If the entire balance and accrued interest on the loan in default cannot be discharged as set forth in the preceding provisions of this Section, the remaining amount may be collected by the Administration Committee using appropriate legal remedies and, until collected in full, shall be deducted from any subsequent withdrawals and distributions from the Plan. Nothing in this Section shall affect the right of the Administration Committee to retain the security in any part of the Participant's Account Balance that is not available for withdrawal at the time that any other remedies are available to the Administration Committee.

                                   ARTICLE 12

                                PLAN FIDUCIARIES

12.1     FIDUCIARIES.  The Plan's named fiduciaries are as follows:

         (a) the Company,

         (b) the Administration Committee,

         (c) the Investment Committee,

         (d) the Trustee and

         (e) such other persons that are designated to carry out Plan fiduciary responsibilities in accordance with Section 12.3(b).

Any person may serve in more than one fiduciary capacity with respect to the Plan. A fiduciary may employ one or more persons to render advice with regard to any responsibility such fiduciary has under the Plan.

12.2 ALLOCATION OF RESPONSIBILITIES. The powers and responsibilities of the Plan fiduciaries are allocated in the following manner:

         (a) COMPANY. The Company shall be responsible for all functions assigned or reserved to it in the Plan and Trust Agreement. Any authority assigned or reserved to the Company in the Plan and Trust Agreement shall be exercised by the Board.

         (b) ADMINISTRATION COMMITTEE. The Administration Committee shall have the responsibility and authority to control the operation and administration of the Plan in accordance with the terms of the Plan and Trust except with respect to duties and responsibilities specifically allocated to other fiduciaries. The Administration Committee shall have the authority to issue directions to the Trustee to the extent provided in the Trust Agreement. The Trustee shall follow the Administration Committee's directions unless the actions to be taken in furtherance of such directions would violate ERISA fiduciary standards or would be contrary to the terms of the Plan or Trust Agreement.

         (c) INVESTMENT COMMITTEE. The Investment Committee shall have the responsibility and authority to control the investment of the Trust Fund in accordance with the terms of the Plan and Trust except with respect to duties and responsibilities specifically allocated to other Plan fiduciaries or to Participants and Beneficiaries. The Investment Committee shall have the authority to issue directions to the Trustee to the extent provided in the Trust Agreement. The Trustee shall follow the Investment Committee's directions unless the actions to be taken in furtherance of such directions would violate ERISA fiduciary standards or would be contrary to the terms of the Plan or Trust Agreement.

         (d) TRUSTEE. The Trustee shall have the duty and responsibility provided in the Trust Agreement subject to direction by the Administration Committee or Investment Committees as also provided in the Trust Agreement.

Powers and responsibilities of Plan fiduciaries may be allocated to other Plan fiduciaries in accordance with Section 12.3 or as otherwise provided in the Plan or Trust Agreement. Article 12 allocates to each named fiduciary the responsibility for the prudent execution of the functions assigned to it, and none of such responsibilities or any other responsibility shall be shared by more than one of such named fiduciaries unless such sharing shall be provided by a specified provision of the Plan or Trust Agreement.

12.3 PROCEDURES FOR DELEGATION AND ALLOCATION OF RESPONSIBILITIES. Fiduciary responsibilities may be allocated as follows:

         (a) The Administration Committee and/or the Investment Committee may specifically allocate responsibilities to a specified member of each such committee.

         (b) The Administration Committee and/or the Investment Committee may designate a person other than a fiduciary to carry out Plan fiduciary responsibilities; provided that such authority shall not cause any person employed to perform ministerial acts and services for the Plan to be deemed a Plan fiduciary.

         (c) The Administration Committee or the Investment Committee may appoint an investment manager to manage the Plan's assets or a portion thereof.

         (d) If at any time there are multiple Trustees serving under the Trust Agreement, such Trustees may allocate specific responsibilities, obligations or duties among themselves in such manner as they shall agree.

Any allocation of responsibilities shall be made by filing a notice thereof with such committee or the Trustee (as applicable) specifically designating the person to whom such responsibilities or duties are allocated and specifically setting out the particular duties and responsibilities with respect to which the allocation or designation is made.

12.4 GENERAL FIDUCIARY STANDARDS. Subject to Section 12.5 hereof, a Plan fiduciary shall discharge such person's Plan duties solely in the interest of Participants and Beneficiaries and

         (a) for the exclusive purpose of providing benefits to Participants and Beneficiaries and defraying reasonable expenses of Plan administration,

         (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims,

         (c) by diversifying the Plan's investments so as to minimize the risk of large losses unless under the circumstances it would be clearly prudent not to do so, and

         (d) in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of Title I of ERISA.

12.5     LIABILITY AMONG CO-FIDUCIARIES.

         (a) GENERAL. Except for any liability that a person may have under ERISA, a Plan fiduciary shall not be liable for the breach of a fiduciary duty by another Plan fiduciary except in the following circumstances:

                  (1) the Plan fiduciary participates knowingly in or knowingly undertakes to conceal an act or omission of such other Plan fiduciary knowing such act or omission is a breach,

                  (2) by the Plan fiduciary's failure to comply with the general fiduciary standards set out in Section 12.4 in the administration of such fiduciary's specific responsibilities that give rise to such person's status as a Plan fiduciary, the Plan fiduciary has enabled such other fiduciary to commit a breach, or

                  (3) the Plan fiduciary has knowledge of a breach by such other Plan fiduciary and the Plan fiduciary does not undertake reasonable efforts under the circumstances to remedy the breach.

         (b) CO-TRUSTEES. In the event that there are multiple Trustees serving under the Trust Agreement, each co-Trustee shall use reasonable care to prevent a co-Trustee from committing a breach of fiduciary responsibility, and all co-Trustees shall jointly manage and control Plan assets, except that in the event of an allocation of responsibilities, obligations or duties, a co-Trustee to whom such responsibilities, obligations or duties have not been allocated shall not be liable to any person by reason of this Section 12.5, either individually or as a co-Trustee, for any loss resulting to the Plan arising from the acts or omissions on the part of the co-Trustee to whom such responsibilities, obligations or duties have been allocated.

         (c) LIABILITY WHERE ALLOCATION IS IN EFFECT. To the extent that fiduciary responsibilities are specifically allocated by a fiduciary or pursuant to the express terms of the Plan to any person, then such Plan fiduciary shall not be liable for any act or omission of such person in carrying out such responsibility except to the extent that the Plan fiduciary violated Section 12.4:

                  (1)  with respect to such allocation or designation,

                  (2) with respect to the establishment or implementation of the procedure for making such an allocation or designation,

                  (3)  in continuing the allocation or designation, or

                  (4) the Plan fiduciary would otherwise be liable in accordance with this Section 12.5.

         (d) LIABILITY OF TRUSTEE FOLLOWING COMMITTEE DIRECTIONS.  No
         Trustee shall be liable for following directions of the Administration Committee given pursuant to Section 12.2(b) and the Investment Committee given pursuant to Section 12.2(c).

         (e) NO RESPONSIBILITY FOR EMPLOYER ACTION. Neither the Trustee, Administration Committee nor Investment Committee shall have any obligation or responsibility with respect to any act or omission of the Employers or any other person; neither the Trustee, Administration Committee nor Investment Committee shall have any obligation or responsibility with respect to the collection of any contributions required by the Plan or with respect to the determination of the correctness of the amount of any Employer contribution.

         (f) NO DUTY TO INQUIRE. Neither the Trustee, the Administration Committee nor the Investment Committee shall have any obligation to inquire into or be responsible for any act or failure to act on the part of the others.

         (g) LIABILITY WHERE INVESTMENT MANAGER APPOINTED. If an investment manager has been appointed pursuant to Section 12.3(c), then neither the Trustee nor the Investment Committee shall be liable for the acts or omissions of such investment manager or be under any obligation to invest or otherwise manage any Plan assets that are subject to the management of such investment manager.

         (h) SUCCESSOR FIDUCIARY. No Plan fiduciary shall be liable with respect to any breach of an ERISA fiduciary duty if such breach was committed before such person became a Plan fiduciary or after such person ceased to be a Plan fiduciary.

                                   ARTICLE 13

                 COMPANY AND EMPLOYER ADMINISTRATION PROVISIONS

13.1 INFORMATION. The Employers shall upon request or as may be specifically required in the Plan furnish or cause to be furnished all of the information or documentation that is necessary or required by the Administration Committee, Investment Committee and Trustee to perform their respective Plan duties and functions.

13.2 NO LIABILITY. Neither the Company nor any Employer assumes any obligation or responsibility to any Employees, Participants or Beneficiaries for any act of, or failure to act, on the part of the Administration Committee, Investment Committee or Trustee.

13.3 COMPANY AND EMPLOYER ACTION. Any action required by the Company or any Employer shall be by resolution of its respective board of directors or by a person duly authorized to act on behalf of such board of directors.

13.4 INDEMNITY. The Company and each Employer indemnify and hold harmless the members of their respective boards of directors, non-corporate Plan Trustees, Administration Committee members and Investment Committee members from and against any and all loss resulting from liability to which any such persons may be subjected by reason of any act or conduct except willful or reckless misconduct in their official capacities in the administration of the Plan or the Trust or both including all expenses reasonably incurred in their legal defense in case the Company or the Employers fail to provide such legal defense. The foregoing indemnification provisions shall not relieve such persons from any liability that they may incur individually or collectively under ERISA for breach of a fiduciary duty imposed by ERISA.

13.5 AMENDMENT TO VESTING SCHEDULE. Although the Company reserves the right to amend the vesting schedule in Section 8.2 at any time, the Company shall not amend the vesting schedule and no amendment shall be effective if the amendment would reduce the vested percentage of any Participant's Account derived from Employer Matching Contributions determined as of the later of the date the amendment is adopted or the date the amendment becomes effective to a percentage less than the vested percentage determined without regard to the amendment.

In the event the vesting schedule is amended, any Participant who has completed at least three Years of Vesting Service may elect to have the vesting of such Participant's Account determined without regard to such amendment by notifying the Administration Committee in writing during the election period described below. The election period shall begin on the date such amendment is adopted and shall end no earlier than the latest of the date that is 60 days after the date
(a) such amendment is adopted; (b) such amendment becomes effective; or (c) the Participant is given notice of such amendment by the Administration Committee. Any election made pursuant to the foregoing shall be irrevocable. The Administration Committee shall forward a copy of any vesting schedule amendment as soon as administratively feasible to each affected Participant together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided in the Plan prior to the amendment and notice of the time within which the Participant must make an election to remain under the prior vesting schedule.

                                   ARTICLE 14

                       COMMITTEE ADMINISTRATION PROVISIONS

14.1 APPOINTMENT OF COMMITTEES. The Board shall appoint an Administration Committee to administer the Plan and an Investment Committee to be responsible for the investment of Plan assets. The persons selected to serve on such committees may or may not be Participants.

14.2 TERM. Each committee member shall serve until such person's successor is appointed by the Board. Any committee member may be removed by the Board with or without cause, and the Board shall have the power to fill any vacancy that may occur. A committee member may resign upon notice to the Board. A committee member who is an Employee shall cease to be a committee member upon such person's termination of employment under the Plan unless expressly provided to the contrary in writing at the time of such termination.

14.3 COMPENSATION. The committee members shall serve without compensation for services as such, but the Employers shall pay all expenses of the committees including the expenses for any bond required by ERISA. To the extent such expenses are not paid by the Employers, such expenses shall be paid from the Trust Fund.

14.4 POWER OF ADMINISTRATION COMMITTEE. The Administration Committee shall have the powers and duties set out below:

         (a) to direct all aspects of the administration of the Plan,

         (b) to adopt rules of procedure and regulations necessary for the administration of the Plan provided that such rules are not inconsistent with the Plan's terms,

         (c) to determine all questions with regard to rights of Employees, Participants and Beneficiaries including but not limited to rights of eligibility of an Employee to participate in the Plan, the computation of the value of a Participant's Account Balance and the computation of the vesting of a Participant's Account Balance,

         (d) to enforce the Plan document and the rules and regulations adopted by the Administration Committee,

         (e) to direct the Trustee as respects the Trust and all other matters within its discretion as provided in the Trust Agreement,

         (f) to review and render decisions respecting a claim for or denial of a claim for any benefit or the exercise of any right in the Plan,

         (g) to furnish the Employers with information that the Employers may require for tax or other purposes,

         (h) to engage the service of legal counsel, who may be legal counsel for an Employer, and agents that it deems advisable to assist it with the performance of its duties,

         (i) to prescribe procedures to be followed by Participants and Beneficiaries in obtaining benefits,

         (j) to receive from the Employers and Employees such information as shall be necessary for the Plan's administration,

         (k) to receive and review reports of the financial condition and of the receipts and disbursements of the Trust Fund from the Trustee,

         (l) to maintain or cause to be maintained separate accounts in the name of each Participant and Beneficiary to reflect such person's Account Balance,

         (m) to select a secretary who need not be an Administration Committee member, and

         (n) to interpret and construe the Plan and to determine any and all other questions arising wider the Plan.

14.5 POWER OF INVESTMENT COMMITTEE. The Investment Committee shall have the powers and duties set out below:

         (a) to direct the Trustee in the Investment, reinvestment and disposition of the Trust Fund as provided in the Trust Agreement, subject, however, to the right granted in the Plan to each Participant to direct the investment of such person's Account Balance among the investment funds selected by the Investment Committee,

         (b) to make decisions regarding the selection, retention and replacement of investment funds to be made available to Participants under the Plan,

         (c) to furnish the Employers with information that the Employers may require for tax or other purposes,

         (d) to engage the service of legal counsel, who may be legal counsel for an Employer, and agents that it deems advisable to assist with the performance of its duties,

         (e) to receive and review reports of the financial condition and of the receipts and disbursements of the Trust Fund from the Trustee,

         (f) to engage the services of an investment manager who shall have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any asset under its control,

         (g) to select a secretary who need not be an Investment Committee member,

         (h) to adopt such rules as it deems necessary or appropriate to implement voting with respect to securities held in the Trust, including pass through voting to Participants if appropriate, and

         (i) to interpret and construe the Plan and Trust with respect to the investment, reinvestment and disposition of Plan assets.

14.6 MANNER OF ACTION. With respect to each committee, the decision of a majority of the committee members appointed and qualified to serve shall control. In case of a vacancy in the committee membership, the remaining members of each respective committee may exercise any and all of the powers, authorities, duties and rights conferred upon such committee pending the filling of such vacancy by the Board. The committees may but need not call or hold formal meetings. Any decisions made or actions taken pursuant to approval of a majority of the then serving committee members shall be sufficient. Each committee shall maintain adequate records of its decisions.

14.7 AUTHORIZED REPRESENTATIVE. Each committee may authorize any one of its members or its secretary to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters or other documents. Each committee must evidence such authority by an instrument signed by all its respective members and filed with the Trustee.

14.8 NONDISCRIMINATION. The Administration Committee shall administer the Plan in a uniform and nondiscriminatory manner for the exclusive benefit of Participants and Beneficiaries.

14.9 INTERESTED MEMBER. No Administration Committee member may decide or determine any matter concerning the distribution, nature or method of settlement of such person's own Plan benefits.

14.10 BOOKS AND RECORDS. The Administration Committee shall maintain or cause to be maintained records that adequately disclose at all times the financial condition of the Trust Fund and of each Participant's and Beneficiary's interest therein. The books, forms and methods of accounting for the Plan and Trust shall be the responsibility of the Administration Committee.

                                   ARTICLE 15

                                    THE TRUST

15.1 PURPOSE OF THE TRUST FUND. A Trust Fund, including various subfunds (as determined by the Investment Committee) shall be maintained for the purposes of the Plan, and the assets of the Trust Fund shall be invested in accordance with the terms of the Trust Agreement. All contributions shall be paid into the Trust Fund, and all benefits shall be paid from the Trust Fund.

15.2 APPOINTMENT OF TRUSTEE. The Trustees shall be appointed by the Board. The Trustees' obligations, duties and responsibilities shall be governed by the Trust Agreement.

15.3 EXCLUSIVE BENEFIT OF PARTICIPANTS. Except as expressly provided to the contrary in the Plan, the Trust Fund shall be used and applied in accordance with the Plan's provisions to provide benefits to Participants and Beneficiaries; no part of the corpus or income of the Trust Fund shall be used for or diverted to purposes other than for the exclusive benefit of Participants and Beneficiaries and for the payment of the Plan's administration expenses. The Company expressly reserves the right to recover any amounts held in a suspense account upon the Plan's termination but only to the extent of such amount that cannot be allocated to the Accounts of Participants in the year of the Plan's termination due to the limitations of Code Section 415.

15.4 BENEFITS LIMITED TO THE TRUST FUND. A Participant's or Beneficiary's interest in the Plan shall be limited to the amount of such person's Account Balance as adjusted from time to time.

                                   ARTICLE 16

                      PARTICIPANT ADMINISTRATION PROVISIONS

16.1 PERSONAL DATA TO ADMINISTRATION COMMITTEE. Each Participant and Beneficiary must furnish to the Administration Committee such information as the Administration Committee considers necessary or desirable for the Plan's administration.

16.2 ADDRESS FOR NOTIFICATION. Each Participant and each Beneficiary of a deceased Participant shall file with the Administration Committee notice of such person's post office address and each subsequent change of such post office address. Any Plan payment or distribution and any communication addressed to a distributee at the last address filed with the Administration Committee (or if no such address has been filed, then the last address indicated on the records of the Employers) shall be deemed to have been delivered to the distributee on the date that such distribution or communication is deposited in the United States mail.

If a distribution or payment, including without limitation a distributee's entire Account Balance, cannot be made because the location of the distributee is unknown, such distribution and all subsequent distributions otherwise due to such distributee shall be forfeited 24 months after the date such distribution first became due; provided, that such distribution and any subsequent distributions shall be reinstated retroactively, no later than 60 days after the Participant is located. The Administration Committee shall have no obligation to locate a missing distributee other than by attempting delivery of a communication to the missing distributee's last known address via United States mail, return receipt requested.

16.3 INFORMATION AVAILABLE. All Participants and Beneficiaries of deceased Participants may examine copies of the Plan, summary plan description, Trust Agreement and latest annual report of the Plan. The Administration Committee shall maintain all of such items in its office or in such other places as it may designate for examination during reasonable business hours. Upon the written request of a Participant or Beneficiary, the Administration Committee shall furnish copies of any such document described in this Section 16.3. The Administration Committee may assess a reasonable charge to the requesting person for the copies so furnished.

16.4 CLAIMS PROCEDURE. A Participant or Beneficiary (a "claimant") shall file a claim with the Administration Committee if the claimant believes that such person is entitled to exercise a right or receive a benefit under the Plan. The Administration Committee shall act upon such claims in accordance with the provisions of this Section 16.

16.5     APPEAL PROCEDURE FOR DENIAL OF BENEFITS. The Administration
Committee shall provide adequate notice in writing to any claimant whose claim under the Plan has been denied. Such notice must be sent within 90 days after the date the claim is received by the Administration Committee unless special circumstances require an extension of time for processing the claim. Such extension shall not exceed 90 days, and no extension shall be allowed unless, within the initial 90 day period, the claimant is sent an extension notice indicating the special circumstances requiring the extension and specifying a date by which the Administration Committee expects to render its final decision. The Administration Committee's notice of denial to the claimant shall set forth:

         (a) the specific reason for the denial,

         (b) specific references to pertinent Plan provisions on which the denial is based,

         (c) a description of any additional material and information needed for the claimant to perfect the claim and an explanation of why the material or information is needed,

         (d) a statement that the claimant may:

             (1) request a review upon written application to the Administration Committee,

             (2)  review pertinent Plan documents, and

             (3)  submit issues and comments in writing, and

         (e) that any appeal the claimant wishes to make of the adverse determination must be made in writing to the Administration Committee within 60 days after receipt of the Administration Committee's notice of denial. The Administration Committee's notice must further advise the claimant that a failure to appeal the action to the Administration Committee in writing within the 60 day period shall render the Administration Committee's determination final, binding and conclusive.

If the claimant appeals to the Administration Committee, the claimant or the claimant's duly authorized representative may submit in writing issues and comments that such person determines to be pertinent. The Administration Committee shall reexamine all facts related to the appeal and make a final determination as to whether the denial was justified under the circumstances. The Administration Committee shall advise the claimant in writing of its decision on the appeal, the specific reasons for the decision and the specific Plan provisions on which the decision is based. The notice of the decision shall be given within 60 days after the claimant's written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the 60 day period infeasible, but in no event shall the Administration Committee render a decision on appeal later than 120 days after its receipt of an appeal request. If an extension of time for review on appeal is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the date the extension period commences. The Administration Committee's notice of denial shall identify the name of the Administration Committee representative and address to which the claimant may forward the appeal.

                                   ARTICLE 17

                            AMENDMENT OR TERMINATION

17.1     RIGHT TO AMEND.

         (a) The Board reserves the right at any time and from time to time (and retroactively if deemed necessary or appropriate to meet the requirements of ERISA and Code Section 401(a)) to modify or amend, in whole or in part, any or all of the Plan's provisions.

         (b) No such modification or amendment shall make it possible for any part of the corpus or income of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants and Beneficiaries prior to the satisfaction of all liabilities with respect thereto. Moreover, no modification or amendment shall make it possible to deprive any Participant of a previously accrued benefit (including an optional form of benefit) within the meaning of Code Section 411(d)(6).

         (c) The Administration Committee may adopt amendments that do not significantly affect the cost of the Plan and that may be necessary or appropriate to qualify or maintain the Plan and Trust as a plan and trust meeting the requirements of ERISA and of Code Sections 401(a) and 501(a).

17.2 RIGHT TO TERMINATE PLAN. The Board reserves the right to terminate the Plan at any time with respect to any or all Employers. Unless the Plan is sooner terminated, a successor to the business or any portion thereof of an Employer, by whatever form or manner resulting, with the written consent of the Company, may continue the Plan and become a party to the Trust Agreement by executing appropriate supplemental agreements and other documents, and such successor shall succeed to all applicable rights, powers and duties of such Employer with respect thereto. Any Participant's employment who is continued in the employ of such successor shall not be deemed to have been terminated or severed for any purpose of the Plan.

17.3 OBLIGATIONS UPON MERGER, CONSOLIDATION OR TRANSFER. In the event of any merger or consolidation with, or transfer of assets and liabilities to, any other plan, each Participant shall be entitled to receive a benefit if the Plan were to terminate immediately after the merger, consolidation or transfer, that is not less than the benefit that such person would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation or transfer.

17.4 OBLIGATIONS UPON TERMINATION, PARTIAL TERMINATION OR DISCONTINUANCE. While the Company intends to continue the Plan indefinitely, the Company assumes no obligation as to the Plan's continuance. Upon termination or partial termination of the Plan and Trust Agreement by formal action or for any other reason, or if Plan contributions by the Employers are permanently discontinued for any reason, the Account Balances of all Participants directly affected by such action shall be fully vested and distributed to such Participants in cash, in kind, or part in cash and part in kind as soon as administratively feasible in connection with the liquidation of the assets of the Trust. Notwithstanding the foregoing, an amount may only be distributed if the

Employers do not maintain or establish another defined contribution plan at the time the Plan is terminated or within the 12 month period ending after distribution of all assets from the Plan, other than an employee stock ownership plan (as defined in Code Section 4975(e) or Code Section 409), a simplified employee pension plan (as defined in Code Section 408(k)) or a defined contribution plan if fewer than 2% of the Employees who are eligible under the Plan at the time of termination are or were eligible under such other defined contribution plan at any time during the 24 month period beginning 12 months before the Plan's termination. In addition, distributions made after March 31, 1988, on account of the Plan's termination must be made in a lump sum in accordance with Treasury Regulation Section 1.401(k)-1(d)(5).

17.5 CONTINUED FUNDING AFTER PLAN TERMINATION. Notwithstanding any Plan provision to the contrary, no Employer upon any termination or partial termination of the Plan shall have any obligation or liability whatsoever to make any further contributions for the benefit of Participants (including all or any part of any contributions payable prior to any Plan termination) to the Trust Fund. No person, committee or board shall have any right to compel an Employer to make any Plan contribution after the termination or partial termination of the Plan.

17.6 DISTRIBUTION UPON DISPOSITION OF ASSETS OR SUBSIDIARY. Notwithstanding any Plan provision to the contrary and in accordance with the provisions of Code Section 401(k)(2)(B)(i)(II), a Participant's Account may be distributed to the Participant as soon as administratively feasible after the sale or other disposition of substantially all of the assets used by the Participant's Employer in the trade or business in which the Participant is employed if the Participant is no longer employed by the Company or one of its subsidiaries or other affiliates that has adopted the Plan and the assets were not sold to a related employer. The Account of a Participant employed by the Company or one of its subsidiaries or other affiliates may be distributed to the Participant as soon as administratively feasible after the sale or other disposition of the Employer's interest in the subsidiary or other affiliate to an entity that is not a related Employer as long as the Participant continues employment with such other entity.

                                   ARTICLE 18

                               GENERAL PROVISIONS

18.1 NO CONTRACT OF EMPLOYMENT; NO RIGHTS IMPLIED. The Plan shall not be deemed to constitute a contract between the Company or any Employer and any Employee. It is not a promise of continued employment by the Company or any Employer or of continued benefits as an Employee. Employees are employed "at will." Each Employer has and shall continue to have the absolute right and authority to dismiss any Employee at any time, with or without cause, without regard to the effect that such action may have upon an Employee as a Participant. Nothing in the Plan or Trust Agreement shall give any Employee, Participant, Beneficiary or any other person any legal or equitable right against the Trustee or its agents or employees, except as expressly provided by the Plan, the Trust or ERISA.

18.2 NONALIENATION. No portion of a Participant's or Beneficiary's Account Balance, including without limitation a distribution or payment therefrom, shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, whether voluntary or involuntary, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; nor shall any such distribution or payment be in any way liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to such distribution or payment. If any Participant or Beneficiary is adjudicated bankrupt or purports to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any such distribution or payment voluntarily or involuntarily, the Administration Committee in its sole discretion may hold or cause to be held or applied such distribution or payment or any part thereof to or for the benefit of such Participant or Beneficiary in such manner as the Administration Committee shall direct. Notwithstanding the foregoing, (i) the right to a benefit payable with respect to a Participant pursuant to a Qualified Domestic Relations Order (as defined in Section 21.2) may be credited, assigned or recognized and (ii) the Plan shall honor a judgment, order, decree or settlement providing for the offset of all or a part of a Participant's benefit under the Plan, to the extent permitted under Code Section 401(a)(13)(C); provided that the requirements of Code Section 401(a)(13)(C)(iii) relating to the protection of the Participant's spouse (if any) are satisfied.

18.3 INCAPACITY. If any person entitled to receive any distribution or payment from the Plan is a minor or is legally, physically or mentally incapable of personally receiving and receipting for any such distribution or payment, the Administration Committee may instruct the Trustee to make such distribution or payment to such other person or institution then maintaining or in custody of such person. As a condition to the issuance of such instruction for the distribution or payment to such other person or institution, the Administration Committee may require such person or institution to secure an order, decree or judgment of a court of competent jurisdiction with respect to the incapacity of the person who would otherwise be entitled to receive the distribution or payment. Distributions and payments made pursuant to the foregoing shall completely discharge the Company, all Employers and Plan fiduciaries of any further liability with respect to such distribution or payment.


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



18.4 SERVICE IN MORE THAN ONE CAPACITY. Any person may serve in more than one fiduciary capacity with respect to the Plan and Trust.

18.5 INTENT TO QUALIFY. The Company intends that the Plan shall be a tax-qualified profit sharing plan and that the Trust shall be a tax-exempt trust within the meaning of Code Sections 401(a) and 501(a), respectively, and the Treasury Regulations promulgated thereunder. In the event that any question of interpretation arises in connection with the administration of the Plan, such question shall be resolved in a manner that will not jeopardize the continued tax qualification of the Plan or the tax-exemption of the Trust.


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                                   ARTICLE 19

                      ROLLOVER CONTRIBUTIONS AND TRANSFERS

19.1     ROLLOVER FROM OTHER PLANS.  In the event that an Eligible Employee:

         (a) becomes a Participant in the Plan, has not satisfied the eligibility requirements of Article 2, or does not elect to make Salary Reduction Contributions,

         (b) was a participant in another employer's tax-qualified plan,

         (c) received from such plan a distribution that qualifies for rollover treatment in accordance with the Code, and

         (d) such distribution consists of money or other property, but only if the other property has been sold and converted to money after the distribution,

then, the Eligible Employee may transfer any portion of the distribution to the Plan on or before the 60th day after the day on which the Eligible Employee received such property, and upon receipt by the Plan, such amount shall be credited to the Eligible Employee's Rollover Contribution Account. The Eligible Employee shall have a fully vested interest in all amounts credited to such Eligible Employee's Rollover Contribution Account as a result of such transfer.

19.2 ROLLOVER FROM CONDUIT INDIVIDUAL RETIREMENT ARRANGEMENT. In the event that an Eligible Employee:

         (a) becomes a Participant in the Plan, has not satisfied the eligibility requirements of Article 2, or does not elect to make Salary Reduction Contributions,

         (b) established an individual retirement account or individual retirement annuity (an "IRA") described in Code Sections 408(a) and 408(b), respectively, that is comprised solely of amounts constituting a rollover contribution of a distribution from a previous employer's tax-qualified plan, and

         (c) received from such IRA the entire amount of the account or the entire value of the annuity, including any earnings on such account or annuity, pursuant to Code Section 408(d)(3)(A)(ii),

then, the Eligible Employee may transfer any portion of the distribution to the Plan on or before the 60th day after the day on which the Eligible Employee received such distribution, and upon receipt by the Plan, such amount shall be credited to the Eligible Employee's Rollover Contribution Account. The Eligible Employee shall have a fully vested interest in all amounts credited to such Eligible Employee's Rollover Contribution Account as a result of such transfer.

19.3 TRANSFERS DIRECTLY FROM OTHER PLANS. An Eligible Employee who is not eligible to participate in the Plan solely because such Employee has not satisfied the eligibility requirements


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of Article 2 or does not elect to make Salary Reduction Contributions may arrange with the Administration Committee to transfer an amount to the Plan directly from the trustee of any other tax-qualified plan; provided that such transfer satisfies the requirements of Code Section 411(d)(6). A separate subaccount shall be established for the transferred assets allocable to each Employee. Notwithstanding the foregoing, an Eligible Employee may not transfer any amount to the Plan that if transferred would cause the Plan to be a direct or indirect transferee plan (within the meaning of Code Section 401(a)(11)(B)(iii)(III) and the Treasury Regulations promulgated thereunder) of a plan described in Code Section 401(a)(11)(B)(i) or (ii).

19.4 MISTAKEN ROLLOVER. If an Eligible Employee's Rollover Contribution fails to qualify under the Code as a tax-free rollover, then as soon as administratively feasible the balance in the Eligible Employee's Rollover Contribution Account shall be:

         (a) segregated from all other Plan assets,

         (b) treated as a nonqualified trust established by and for the benefit of the Eligible Employee, and

         (c) distributed to the Eligible Employee.

Such a mistaken Rollover Contribution shall be deemed never to have been a part of the Plan and shall not adversely affect the Plan's tax-qualification.


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                                   ARTICLE 20

                              TOP-HEAVY PROVISIONS

20.1 TOP-HEAVY PLAN DEFINED. This Article shall apply if the Plan is a "Top-Heavy Plan." The Plan shall be a Top-Heavy Plan in a Plan Year if, as of the Determination Date, the present value of the cumulative accrued benefits (as calculated below) of all Key Employees exceeds 60% of the present value of the cumulative accrued benefits in the Plan of all Employees and Key Employees, but excluding the value of the accrued benefits of former Key Employees. All plans that are part of the Required Aggregation Group shall be treated as a single plan.

Solely for the purpose of determining if the Plan, or any other plan included in a Required Aggregation Group of which the Plan is a part, is a Top-Heavy Plan, the accrued benefit of a Non-Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Company and its subsidiaries and other affiliates, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C).

The present value of an Eligible Employee's accrued benefit shall be equal to the sum of (a) and (b) below:

         (a) the sum of (i) the present value of the Eligible Employee's accrued retirement income in each defined benefit plan that is included in the Required Aggregation Group determined as of the most recent valuation date within the 12 month period ending on the Determination Date and as if the Eligible Employee had terminated employment with all Employers as of such valuation date, and (ii) the aggregate distribution made with respect to such Eligible Employee during the five year period ending on the Determination Date from all defined benefit plans included in the Required Aggregation Group and not reflected in the value of the Eligible Employee's accrued retirement income as of the most recent valuation date. In determining present value for all plans in the Required Aggregation Group, the actuarial assumptions set forth for such purpose in the Employer's defined benefit plan shall be utilized and the commencement date shall be determined taking any nonproportional subsidy into account, and

         (b) the sum of (i) the aggregate balance of the Eligible Employee's accounts in all defined contribution plans that are part of the Required Aggregation Group as of the most recent valuation date within the 12 month period ending on the Determination Date, (ii) any contributions allocated to such an account after the valuation date and on or before the Determination Date and (iii) the aggregate distributions made with respect to such Eligible Employee during the five year period ending on the Determination Date from all defined contribution plans that are part of the Required Aggregation Group and not reflected in the value of such Eligible Employee's account as of the most recent valuation date.


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20.2     OTHER DEFINITIONS.  Some of the terms used in Article 20 are defined as follows:

         (a) "DETERMINATION DATE" shall mean the last day of the preceding Plan Year.

         (b) "EMPLOYEE" shall mean a current Eligible Employee or a former Eligible Employee who performed services for any of the Employers during the Plan Year containing the Determination Date or any of the four preceding Plan Years.

         (c) "KEY EMPLOYEE " shall mean an Eligible Employee, a former Eligible Employee or the Beneficiary of a deceased Eligible Employee who, in the Plan Year containing the Determination Date, or any of the four preceding Plan Years, is:

                  (1) an officer of an Employer having an annual Compensation greater than 50% of the amount in effect under Code Section 415(b)(1)(A) for any such Plan Year. Not more than 50 Eligible Employees or, if lesser, the greater of three Eligible Employees or 10% of the Eligible Employees shall be considered as officers.

                  (2) one of the ten Eligible Employees owning (or considered as owning within the meaning of Code Section 318) the largest interests in the Employers, which is more than a .5% ownership interest in value, and whose Compensation equals or exceeds the maximum dollar limitation under Code Section 415(c)(1)(A) as in effect for the calendar year in which the Determination Date falls.

                  (3) a 5-percent owner of an Employer.

                  (4) a 1-percent owner of an Employer having an annual Compensation from the Employer of more than $150,000.

Whether an Eligible Employee is a 5-percent owner or a 1-percent owner shall be determined in accordance with Code Section 416(i).

         (d) "NON-KEY EMPLOYEE" shall mean an Eligible Employee who is not a Key Employee.

         (e) "REQUIRED AGGREGATION GROUP" shall mean:

             (1) each stock bonus, pension or profit sharing plan of the Employers in which a Key Employee participates and which is intended to qualify under Code Section 401(a), and

             (2) each other such stock bonus, pension or profit sharing plan of the Employers that enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410.

20.3 TOP-HEAVY CONTRIBUTIONS. Solely in the event that a Non-Key Employee is not covered by a defined benefit plan of an Employer that provides the minimum benefit required by Code


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Section 416(c)(1) during a Plan Year in which the Plan is a Top-Heavy Plan, the
Employer contributions and forfeitures allocated to each such Non-Key Employee who has not separated from service by the end of the Plan Year shall be equal to not less than the lesser of:

         (a) 3% of such Participant's Compensation in the Plan Year, or

         (b) the percentage of such Participant's Compensation in the Plan Year that is equal to the percentage of which contributions and forfeitures are made to the Key Employee for whom such percentage is the highest for the year.

The percentage referred to in Section 20.3(b) shall be determined by dividing the contributions and forfeitures allocated to the Key Employee by such Eligible Employee's Compensation. The Employers shall make such additional contributions to the Plan as shall be necessary to make the allocation described above. This Section applies without regard to contributions or benefits under Social Security or any other Federal or State law. An adjustment may be made to this Section, as permitted under Treasury Regulations, in the event an Eligible Employee is also entitled to an increased benefit in any other Top-Heavy Plan while such plan is in the Aggregation Group with the Plan.

A Non-Key Employee who is otherwise entitled to a minimum contribution shall not fail to receive the required minimum contribution because the Eligible Employee is excluded from participation because the Eligible Employee failed to make Salary Reduction Contributions or because the Eligible Employee failed to accrue 1,000 Hours of Service during the Plan Year.

20.4     ADJUSTMENT TO LIMITATION ON ANNUAL ADDITIONS.

         (a) For Limitation Years beginning before January 1, 2000, if an Employer also maintains a tax-qualified defined benefit plan (as defined in Section 3(35) ERISA and Code Section 414(j) and which is not part of a floor offset arrangement (as defined in Code Section 414(k)), then the denominator of both the Defined Benefit Plan Fraction and Defined Contribution Plan Fraction, as set forth in Section 4.8, for the Limitation Year ending in such Plan Year shall be adjusted by substituting 1 for 1.25 in each place where such figure occurs.

         (b) The adjustments referred to in Section 20.4(a) are not required if:

             (1) the Plan would not be a Top-Heavy Plan if 90% were substituted for 60% in Section 20.1, and

             (2) Section 20.3(a) is adjusted by substituting 4% for 3% where such number appears.

         (c) The adjustments referred to in Section 20.4(a) do not apply to any Participant as long as no Employer contributions, forfeitures, salary deferrals or nondeductible voluntary contributions are allocated to such Participant's Account, and the Participant does not accrue any benefits under any defined benefit plan maintained by the Employer.


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                                   ARTICLE 21

                       QUALIFIED DOMESTIC RELATIONS ORDERS

21.1 TERMS OF QDRO. Section 18.2 shall not apply to a Qualified Domestic Relations Order if such order:

         (a) creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of a Participant's Account Balance,

         (b) clearly specifies:

             (1) the name and the last known mailing address if any of the Participant and the name and mailing address of each Alternate Payee covered by the order,

             (2) the amount or percentage of the Participant's Account Balance to be distributed by the Plan to each Alternate Payee or the manner in which such amount or percentage is to be determined,

             (3) the period to which such order applies, and the Valuation Date on which the division shall be made, and

             (4) the name of the plan to which such order applies,

         (c) does not require the Plan to provide any type or form of distribution or any optional form of payment not provided by the Plan,

         (d) does not require the Plan to provide increased benefits (other than investment earnings of the Alternate Payee's separate account), and

         (e) does not require the distribution of any portion of an Account Balance to an Alternate Payee that is required to be paid to another Alternate Payee under another order previously determined to be a Qualified Domestic Relations Order.

21.2 QDRO DEFINITIONS. Some of the terms used in Article 21 are defined as follows:

         (a) "QUALIFIED DOMESTIC RELATIONS ORDER" shall mean any judgment, decree or order (including approval of a property settlement agreement) that:

              (1) relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of a Participant,

              (2) is made pursuant to a state domestic relations law (including a community property law), and


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             (3) meets the requirements of the foregoing Section 21.1.

         (b) "ALTERNATE PAYEE" shall mean any spouse, former spouse, child or other dependent of a Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all or a portion of the Account Balance payable from the Plan with respect to such Participant.

21.3 DISTRIBUTION BEFORE TERMINATION OF EMPLOYMENT. In the case of any distribution made before a Participant has terminated employment under the Plan, a Qualified Domestic Relations Order shall not be considered as failing to meet the requirements of Section 21.1 solely because such order requires that a distribution be made to an Alternate Payee:

         (a) on or after the date on which the Participant attains (or would have attained) the Earliest Retirement Age (as defined below),

         (b) as if the Participant had retired on the date on which such distribution is to be made under such order but taking into account only the Participant's Account Balance on such date), and

         (c) in any form in which such distribution may be paid from the Plan to the Participant.

The term "EARLIEST RETIREMENT AGE" shall mean the earlier of (i) the date on which the Participant would be entitled to a distribution from the Plan, or (ii) the later of (1) the date the Participant attains age 50, or (2) the earliest date on which the Participant could begin receiving benefits from the Plan if he separated from service under the Plan.

Notwithstanding the foregoing, the Administration Committee shall comply with any Qualified Domestic Relations Order that requires distribution to an Alternate Payee at any time after the Administration Committee accepts the Qualified Domestic Relations Order, without regard to the continued employment under the Plan or not of the Participant to whom the Qualified Domestic Relations Order relates. Furthermore, provided the Qualified Domestic Relations Order does not specify otherwise, an Alternate Payee's Account Balance shall be distributed in a single sum as soon as administratively practicable following the earlier of (i) the date the Participant is entitled to a distribution (other than a hardship distribution) from the Plan, or (ii) the date the Alternate Payee's Account Balance is fully vested.

21.4 TREATMENT OF FORMER SPOUSE. To the extent provided in any Qualified Domestic Relations Order:

         (a) the former spouse of a Participant shall be treated as a "surviving spouse" of such Participant for purposes of Code Sections 401(a)(11) and 417, and any spouse of the Participant shall not be treated as a spouse of the Participant for such purposes, and

         (b) if married for at least one year to the Participant, such former spouse shall be treated as meeting the requirements of Code Section 417(d).


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21.5     NOTIFICATION OF RECEIPT OF ORDER. The Administration Committee shall promptly notify the Participant and Alternate Payee of the receipt of a proposed Qualified Domestic Relations Order and of the Plan's procedure for determining whether the proposed Qualified Domestic Relations Order meets the requirements of a Qualified Domestic Relations Order. Within a reasonable time after receipt of such proposed Qualified Domestic Relations Order, the Administration Committee shall determine whether such proposed Qualified Domestic Relations Order meets the requirements of a Qualified Domestic Relations Order. The Administration Committee may act in accordance with such procedures as it shall from time to time establish. The Administration Committee shall notify the Participant and Alternate Payee of its determination.

21.6 SEPARATE ACCOUNTING. During any period in which the issue of whether a proposed Qualified Domestic Relations Order meets the requirements stated above is being determined, the Administration Committee shall separately account for the amounts (the "segregated amounts") that would have been payable to the Alternate Payee during such period if the proposed Qualified Domestic Relations Order had been determined to be a Qualified Domestic Relations Order. If, within 18 months, such proposed Qualified Domestic Relations Order is determined to be a Qualified Domestic Relations Order, the Administration Committee shall pay the segregated amounts (adjusted for investment earnings and losses thereon) to the person or persons entitled thereto. If, within 18 months, such proposed Qualified Domestic Relations Order is determined not to be a Qualified Domestic Relations Order, or the issue as to whether such proposed Qualified Domestic Relations Order so qualifies is not resolved, then the Administration Committee shall pay the segregated amount (adjusted for investment earnings and losses thereon) to the person or persons who would have been entitled to such amounts if there had been no proposed Qualified Domestic Relations Order. Any determination that a proposed Qualified Domestic Relations Order is a Qualified Domestic Relations Order that is made after the end of the 18 month period shall be applied prospectively only.


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                                   ARTICLE 22

                             EMPLOYER PARTICIPATION

22.1 ADOPTION BY EMPLOYERS. Any corporation with employees that is a member of an affiliated group of corporations (as defined in Code Section 1504(a)) of which the Company is the common parent corporation and that is otherwise legally eligible may with the consent and approval of the Board adopt the Plan and the Trust by formal resolution and decision of its own board of directors for all or any classification of its employees and thereby from and after the specified effective date of the adoption become an Employer. Such adoption shall be evidenced by a resolution of the Board authorizing, consenting to, containing or incorporating by reference such resolution or decision of the adopting corporation. The adoption resolution or decision shall become, as to such adopting corporation and its employees, a part of the Plan as then or subsequently amended. The adopting corporation shall not be required or permitted to sign or execute the Plan document or any amendment thereto. The Plan's effective date for any such adopting corporation shall be that stated in the resolution or decision of adoption of the adopting corporation, and from and after such effective date the adopting corporation shall assume all the rights, obligations and liabilities of the Employer as to its employees. The administrative powers and control granted to the Company, including the sole right of amendment of the Plan and Trust and of appointment and removal of the Administration Committee, the Investment Committee and their respective successors, shall not be diminished by reason of the participation of any such adopting employer in the Plan.

22.2 WITHDRAWAL BY EMPLOYER. Any Employer, by action of its board of directors and upon notice to the Company and the Trustee, may withdraw from the Plan and Trust at anytime without affecting the other Employers not withdrawing, by complying with the Plan's provisions. Termination of the Plan as it relates to any Employer upon its withdrawal shall be governed by the provisions of Article 17. A withdrawing Employer may arrange for the continuation of the Plan and Trust by itself or its successor in separate form for its own Employees, with such amendments, if any, as it may deem proper or may arrange for continuation of the Plan and Trust by merger with an existing tax-qualified plan and transfer of such portion of the Trust assets as the Administration Committee determines are allocable to the Employees of the withdrawing Employer. The Company may, in its sole discretion and in any reasonable manner, terminate an Employer's adoption of the Plan at any time when the Employer is no longer a member of the group that entitles it to adopt the Plan pursuant to Section 22.1 or when in the Company's judgment the Employer fails or refuses to discharge its obligations under the Plan after delivery of such notice and opportunity to cure as may be appropriate under the circumstances.

22.3 ADOPTION CONTINGENT UPON INITIAL AND CONTINUED QUALIFICATION. The adoption of the Plan and Trust by an Employer as provided in Section 22.1 shall be contingent upon and subject to the condition that the adoption of the Plan and Trust by the adopting Employer does not adversely affect the continued tax qualification of the Plan and Trust as to all Employers. The Company may request a determination letter from the Internal Revenue Service with respect to the adopting Employer. In the event the Plan or the Trust become disqualified for any reason as


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



to an adopting Employer, the portion of the Trust Fund allocable to the Employees of the adopting Employer shall be segregated as soon as administratively feasible pending the requalification of the Plan and Trust as to the adopting Employer; the withdrawal of such adopting Employer from the Plan and Trust; or the termination of the Plan and Trust as to the adopting Employer and its Employees.


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                                   ARTICLE 23

                                  MISCELLANEOUS

23.1 RECEIPTS. Any payment in accordance with the Plan provisions to any Participant or to such person's legal representative or a Beneficiary of such person's entire Account Balance as reflected in the Plan records shall be in full satisfaction of all claims against the Plan and Trust and their respective fiduciaries, agents and representatives. The Administration Committee may require any payee, as a condition precedent to such payment, to execute a receipt and release therefor in such form as the Administration Committee shall specify.

23.2 NO GUARANTEE OF INTEREST. Neither the Trustee, the Administration Committee, the Investment Committee, nor any Employer guarantees the Trust Fund from loss or depreciation. No Employer guarantees the payment of any money or other value that may be or become due to any person from the Trust Fund. The liability of the Administration Committee, the Investment Committee and the Trustee to make any payment from the Trust Fund is limited to the then available assets of the Trust Fund.

23.3 PAYMENT OF EXPENSES. All expenses incident to the administration, termination and protection of the Plan and Trust, including but not limited to legal, accounting and Trustee fees, shall be paid by the Employers, except that in case the Employers for any reason do not pay such expenses, the expenses shall be paid from the Trust Fund and until paid shall constitute a first and prior claim and lien against the Trust Fund.

23.4 RECORDS. The Employers' records as to any employment data of any person with respect to the Plan shall be conclusive against all persons and for all purposes, unless such records are determined by the Administration Committee to be erroneous.

23.5 INTERPRETATIONS AND ADJUSTMENTS. To the fullest extent permitted by law, any Plan interpretation or decision on any matter made in good faith by the Administration Committee within its discretion shall be final, conclusive and binding on all persons for all purposes. The Administration Committee shall correct any misstatement or other mistake in such manner as it determines to be equitable and feasible.

23.6 EVIDENCE. Evidence required of any person in connection with the Plan may be by certificate, affidavit, document or other form that the person acting on it considers pertinent and reliable.

23.7 SEVERABILITY. In the event any Plan provision shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining Plan provisions but shall be fully severable, and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included in the Plan.

23.8 NOTICE. Any notice required by the Plan shall be deemed delivered when personally delivered or placed in the United States mail in an envelope addressed to the last known address


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of the person to whom the notice is to be given.  Any person entitled to notice under the Plan may waive the notice.

23.9 SUCCESSORS. The Plan and Trust shall be binding upon all persons entitled to any Plan benefits and upon all persons who have received Plan benefits and their respective heirs and legal representatives; upon each Employer and their respective successors and assigns; upon the Trustees and their successors; and upon the committees and their successors.

23.10 HEADINGS. The titles and headings of Articles and Sections are included for convenience and reference only and are not to be considered in the construction of the Plan provisions.

23.11 GOVERNING LAW. All questions arising with respect to the Plan's provisions shall be determined by application of the laws of the State of Texas except to the extent Texas law is preempted by ERISA or other applicable Federal law.

                  [Remainder of page intentionally left blank.]


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         IN WITNESS WHEREOF, MICHAELS STORES, INC. has caused this instrument to be executed by its duly authorized officer on this 1st day of August, 1999, but otherwise effective as stated herein.

                               MICHAELS STORES, INC.



                               By:   /s/ Bryan M. DeCordova
                                     ------------------------------------

                               Its:  Executive Vice President and Chief
                                     Financial Officer


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